                                      Contract No.   [***]



                 STATEMENT PRODUCTION SERVICES AGREEMENT

     THIS STATEMENT PRODUCTION SERVICES AGREEMENT (the "Agreement") is made and entered into as of this 25th day of June, 1997, by and between FEDERAL EXPRESS CORPORATION ("Federal"), and INTERNATIONAL BILLING SERVICES, INC. ("IBS").
                               RECITALS

     1. Federal desires to engage IBS to perform the services described in this Agreement.

     2. IBS is willing and able to perform the services for Federal in accordance with the terms of this Agreement.

     FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement, Federal and IBS (the "Parties") agree as follows:

                               ARTICLE 1

                             SCOPE OF WORK

     SECTION 1.01. SCOPE OF WORK. In consideration of Federal's payments under this Agreement, IBS shall perform in accordance with the terms of this Agreement, the services as more particularly described below and in Exhibit "A" attached hereto and made a part hereof by reference (the "Services").

     SECTION 1.02. FEDERAL'S DATA, SYSTEM INTERFACES, THE CONVERSION PROCESS, CUSTOM PROCESSING, AND SOFTWARE CHANGES. (a) Federal shall deliver the data to be included on a statement either VIA tape, electronic data line transmission, or any other mutually agreed upon medium for electronic transmission as set forth on Exhibit "B" hereto to IBS at its statement production facility in El Dorado Hills, California. Data shall be transmitted on a daily basis and transmission shall be completed by six o'clock a.m. pacific standard time. The data shall include the appropriate zip codes, account identification information, insert information, if any, a corporate identification, if applicable, the data cycle, and any other general information necessary both to perform the conversion process and the statement production services. The delivery of the data shall be accomplished at Federal's expense, including the provision of the necessary T1 lines, the routers, and hub. Notwithstanding this statement regarding the allocation of expenses, IBS must provide, at its expense, the "infrastructure" necessary to provide back-up at a second statement production facility, as more fully described in Section 15.06, "Disaster Recovery."


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

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     (b)  Federal shall use its best efforts to insure that all transfers of data are accurate and complete. Such data shall be considered "released" for production at the point at which the transfer of data is completed. If erroneous or incomplete data is transmitted by Federal and IBS performs statement production services based upon such erroneous or incomplete data, Federal shall be responsible for payment for any Services performed prior to the detection of the erroneous or incomplete data and for any re-performance of the conversion or statement production services that may be necessary. Should Federal's statements already have been delivered to the U.S. Postal Service when a recession of the release is issued or such other appropriate notification of an error is received by IBS, Federal shall also pay any postage incurred and IBS shall incur no liability for the incorrect statements. IBS shall notify Federal's authorized representative that data has been received in an unintelligible or garbled form by telephone, followed by a facsimile transmission, within four (4) hours of the receipt of the data.

     (c) Initially, if Federal provides the data in a format other than the standard format used by IBS, IBS agrees to convert such data (as such data has been presented to IBS on or before the date hereof in the Statement of
Work) to its standard format within the time-frame and for the cost set forth in Exhibit "B" and Exhibit "C". IBS shall convert Federal to its processes and provide reliable and accurate system interfaces by no later than [***]. After Federal has been converted to the IBS process and format, the price for any additional changes requested by Federal shall be as set forth in Exhibit "B".

     SECTION 1.03. STATEMENT PRODUCTION SERVICES. (a) IBS agrees to provide statement production services hereunder. Federal estimates that the monthly volume of statements to be processed on its behalf by IBS shall be approximately [***]. The Parties hereto agree that the number of statements to be produced on a monthly basis pursuant to this Agreement shall be [***] statements, but may fluctuate by plus-or-minus [***] percent ([***]%), in other words, from [***] to [***].

     (b) IBS shall be eligible to receive additional volume of statements if it exceeds the performance goals set forth in Section 1.04 hereof "Processing and Normal Time for Production; Tray Turnaround Time" and Article 15 hereof "Other Performance Standards and Measures". Conversely, the monthly volume of statements may be reduced if IBS fails to meet the performance goals set forth in Section 1.04 and Article 15. In addition, the Parties agree that changes in the business of Federal may result in the volume of statements required. Should Federal's total volume of statements (excluding any Powership statements or statements rendered through the use of EDI) decrease on a monthly basis to at or below [***] then Federal shall have the unlimited right to decrease the total volume of statements required of IBS. Should Federal's total volume of statements increase on a monthly basis, then Federal shall have the unlimited right to increase the total volume of statements required of IBS.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

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     (c)  The cost of statement production services shall be as set forth on
Exhibit "C" attached hereto and made a part hereof by reference.

     SECTION 1.04. PROCESSING AND NORMAL TIME FOR PRODUCTION; TRAY TURNAROUND TIME. (a) A "cutoff" shall be defined for purposes of this Agreement as IBS's complete receipt of useable data described in Section 1.02 above.

     (b) The term "mailing" shall be defined for purposes of this Agreement as the entry of the completed statements into the United States Postal Service or the IBS log-out procedure for items handled by Federal Express service and/or for special handling.

     (c) The time elapsed between cutoff and mailing shall be defined as the "Tray Turnaround Time".

     (d) IBS agrees that it shall maintain an average Tray Turnaround Time of [***] hours. Such average shall be maintained and shall be measured on a monthly, quarterly, and year-to-date basis and shall be reported to Federal as required by Section 1.05(b). Such measurement and performance standard shall apply at all times that the daily statement volume is within the range of plus-or-minus [***] percent ([***]%) of [***] monthly statements. Under such circumstances the maximum allowable Tray Turnaround Time shall be equal to [***] hours. Any statements which have been designated as requiring
"special handling" shall be excluded from the calculations required under this Section 1.04(d) and shall be governed by the provisions on Section 1.04(k).

     (e) In the event that the daily statement volume is outside the range of plus [***] monthly statements then the following maximum allowable Tray Turnaround Times shall apply:

     1. If the daily statement volume is between [***]([***]%) and [***] ([***]%) percent over [***] monthly statements, then the maximum allowable Tray Turnaround Times shall be [***] ([***]) hours.

     2. If the daily statement volume is between [***]([***]%) and [***] ([***]%) percent over [***] monthly statements, then the maximum allowable Tray Turnaround Times shall be [***] ([***]) hours.

     3. If the daily statement volume is greater than [***] percent ([***]%) over [***] monthly statements, then the maximum allowable Tray Turnaround Times shall not apply.

     (f) The maximum allowable Tray Turnaround Times, and the daily statement volumes to which they apply, shall be subject to an annual review on the anniversary date of the Execution Date. Such maximum allowable Tray Turnaround Times and the


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

daily statement volumes may be adjusted at such annual review through the execution of a Change Order.

     (g) In addition, IBS agrees that the average allowable Tray Turnaround Time shall be evaluated on a monthly, quarterly, and year-to-date basis and that it shall achieve a [***] hour Tray Turnaround Time on [***] ([***]%) percent of the statements produced during the first twelve (12) months of this Agreement and thereafter, a [***] hour Tray Turnaround Time on [***] ([***]%) percent of the statements produced.

     (h) If IBS fails to meet the maximum allowable Tray Turnaround Time applicable,

     1. then IBS shall credit Federal for the processing fees associated with those statements that fail to meet the maximum allowable Tray Turnaround Time and the following remedial actions shall be taken

          Upon the first occurrence of a failure to meet either the average allowable Tray Turnaround Time or the maximum allowable Tray Turnaround Time, Federal shall, in addition to enforcing the provisions of Section 1.04(i)(1), expect the issues causing the problem to be resolved prior to the next notice cycle. IBS agrees to provide Federal with a detailed action plan within twenty-four (24) hours outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again.

          Upon the second occurrence within a [***] day period, Federal shall, in addition to enforcing the provisions of Section 1.04(i)(1), expect the issues causing the problem to be resolved prior to the next notice cycle. IBS agrees to provide Federal with another detailed action plan within twenty-four (24) hours outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again and IBS's Vice President of Account Management agrees to call Federal Manager of Customer Account Services to discuss the problems. Failure on the part of IBS to comply with this Section could result in Federal's reducing the volume of statements with no corresponding adjustment of the price per statement.

          Upon the third occurrence within a [***] day period, Federal shall, in addition to enforcing the provisions of Section 1.04(i)(1), expect the issues causing the problem to be resolved prior to the next notice cycle. IBS agrees to provide Federal with another detailed action plan within twenty-four (24) hours outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again and IBS's Vice President of Account Management and Senior Vice President of Customer Operations agree to call Federal's Senior Manager of Customer Account Services to discuss the problems and the plans put forth to resolve the problems. Failure on the part of IBS to comply with this Section could result in


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

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Federal's reducing the volume of statements with no corresponding adjustment of the price per statement.

     Finally, upon the fourth occurrence within a [***] day period, Federal shall, in addition to enforcing the provisions of Section 1.04(i)(1), expect the issues causing the problem to be resolved prior to the next notice cycle. IBS shall provide Federal with another detailed action plan, within twenty-four (24) hours, outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again. IBS's Vice President of Account Management and Senior Vice President of Customer Operations shall visit Federal's Senior Manager of Customer Account Services to discuss the problems and the plans put forth to resolve the problems. Failure on the part of IBS to comply with this Section could result in Federal's reducing the volume of statements with no corresponding adjustment of the price per statement. If no correction is made, to the satisfaction of Federal, within [***] days of the fourth occurrence, and/or a fifth occurrence takes place within a [***] day period, then Federal shall have the right to terminate this Agreement.

     All time periods set forth in the provisions above may be waived or extended at the sole discretion of Federal. Any specific waiver or extension shall not imply that a subsequent waiver or extension has or shall be granted.

     Federal agrees to reinstate volume to previous level if IBS's performance meets or exceeds the performance guarantee during the [***] week monitored period. Should Federal not reinstate the volume and IBS's performance meets or exceeds the performance guarantee during the [***] week monitored period, IBS has the right to adjust prices according to the volume pricing as stated in Exhibit "C".

     (i) Federal agrees to provide a monthly schedule to IBS, not less than thirty (30) days in advance of the first day of the calendar month to which the schedule applies which schedule shall set forth Federal's best estimates of the dates and volumes for statement production services. Both Parties acknowledge that such schedule is to assist IBS in planning only and is an estimate subject to change.

     (j) Should Federal, after cutoff has occurred, request IBS to place a hold on statement production, the Tray Turnaround Time shall be extended by the time of the hold. Likewise, should a hold on statement production be necessary because of submission by Federal of changes to a print file format, tape format, or inserts or Federal's failure to pay the amounts properly invoiced hereunder or the postage, the Tray Turnaround Time shall be extended by the time of the hold.

     (k) Exceptions for Special Handling. If IBS fails to mail any statements which have been designated as statements requiring "special handling" in [***] hours, IBS shall credit Federal for the processing fees associated with those statements and shall take all remedial steps outlined herein.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

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     SECTION 1.05.  REPORTS.  (a)  In order to demonstrate its efforts and capabilities as set forth in Section 1.03 hereof "Statement Production Services", IBS shall provide Federal with a report each quarter, due on June 30, September 30, December 31, and March 31 covering the quarters ending May 31, August 31, November 30, and February 28, on its efforts and the results thereof to expand its capabilities, improve its competitiveness, reduce its costs, and improve the value provided.

     (b) In order to demonstrate its compliance with the performance standards set forth in Sections 1.04(e), (f), and (h) hereof, IBS shall prepare and deliver a report to Federal on its Tray Turnaround Time at the end of each month.

     (c) IBS shall generate a "Powership Report" on a daily basis and a recap of billings and charges on a weekly basis and deliver them to the Manager of Mail Operations, or his or her successor or assign, VIA facsimile transmission or Federal Express delivery service.

     (d) IBS agrees to make available through the Direct Access application the following reports to Federal:
     1.  Billing Statistics Report
     2.  Corp Container Report
     3.  Job Status Report
     4.  Mailed Statement Distribution Report
     5.  Monthly Summary Report
     6.  Insert Summary Report
     7.  Transmission Control Report
     8.  Transmission Summary Report
     9.  Sheet Distribution by Data Center/Geo Area/Billing Period Report
     10.  Postage Expense Report
     11.  Production Statistics Detail Report
     12.  Production Statistics Summary Report
     13.  Sheet Distribution by Geo Area/by Market Report.
     With regard to the reports available VIA Direct Access, IBS agrees to provide Federal with [***] seat licenses for its Direct Access application at no charge. Any additional seat licenses may be acquired by Federal at the Prices set forth in Exhibit "C".

     (e) IBS shall also furnish any additional reports described in the Statement of Work attached hereto as Exhibit "A", as the same may from time to time be supplemented and amended.

     SECTION 1.06. FORMS AND ENVELOPE SUPPLY. IBS agrees that it shall maintain adequate inventories of forms and envelopes to support the requirements of Federal hereunder. The prices for such forms and envelopes are set forth on Exhibit "C" attached hereto and made a part hereof by reference. Federal, at its sole discretion, may change the forms and envelope requirements by giving IBS the notice specified in Section 1.10(e) hereof. In the event that Federal gives IBS less than [***] days notice of a change in forms or envelop stock (other than for flat envelops, which requires [***] days notice) and the shorter notice results in IBS's having an unused


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

inventory of stock that cannot be resold, used, or transferred to some other customer of the IBS, Federal shall be subject to paying for such unused forms and envelopes as described in Exhibit "C" hereof. In the event that Federal gives IBS notice of a change in forms or envelope stock that is equal to or greater than [***] days (or one hundred [***] days for flat envelopes) then there is no such charge imposed on Federal.

     SECTION 1.07. IMPLEMENTATION AND TESTING. (a) The Implementation schedule for the Services to be provided hereunder shall be set forth on Exhibit "D" attached hereto and made a part hereof by reference. Any testing of the systems necessary to provide the Services shall occur at the time, places, and in accordance with the procedure set forth in Exhibit "E" and Exhibit "A". Such testing may include, but not be limited to, systems interfaces, the pre-processor, any pre-production testing, and all other aspects of the Services provided for in this Agreement. In addition it may include live statement runs. If the system interfaces, pre-processor, pre-production testing, or any other testing fails, the procedures for re-testing and the remedies for a continuing failure are also set forth on Exhibit "E".

     SECTION 1.08. TECHNICAL SUPPORT. IBS agrees to make its Customer Service Department available to Federal on a seven (7) day a week, twenty-four (24) hour a day basis. The Customer Service Department shall be available to answer questions and resolve problems. The Customer Service Department shall establish and follow an escalation process for any support question or problem with the Services encountered by Federal. The Customer Service Department escalation process shall be as follows:

     LEVEL 1-Customer Services representative
     Staffed twenty-four (24) hours a day
     Phone number: 1 (800) 939-4660

     LEVEL 2-Customer Service Supervisor
     Staffed twenty-four (24) hours a day
     Phone number: 1 (800) 939-4660

     LEVEL 3-Customer Service Manager
     M-F 8:00 a.m. to 5:00 p.m. PST
     Pager backup for after hours: 1 (800) 360-9631

     LEVEL 4-Customer Services Director
     M-F 8:00 a.m. to 5:00 p.m. PST
     Pager Backup for after hours: 1 (800) 360-9631

     For all cases, if resolution has not been achieved within [***] hours, the problem will be escalated to the next level. The Customer Services representative will contact the Technical Support Group or other applicable group to evaluate and resolve the problem.

     The Technical Support Group shall be responsible for factory system support. The Technical Support Group shall work closely with the Operations/Production Monitor & Control line management to provide quick response trouble shooting of


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

technical issues. This group will provide problem solving, coordination, tracking, and escalation of system exception issues that prevent IBS operational groups from completing Federal's job runs.

EXAMPLES OF WHEN TO CALL IBS CUSTOMER SERVICE DEPARTMENT:

     -    Delays in sending or receiving data.

     - Requests to "hold" one or more statements, and providing instructions where the held items are to be sent.

     - Requests to hold production for any known or suspected data problems within the date sent by Federal before or during production.

     - Quality control issues impacting printing and mailing of Federal statements.

        SECTION 1.09. POSTAGE. Federal agrees to prepay Federal's postage. The method for establishing this pre-payment shall be as follows:

        (a) DURING THE RAMP-UP PERIOD- During the Ramp-up period, as that term is defined in the Statement of Work, no later than five (5) days prior to the first cutoff in the month, Federal shall prepay its estimated postage for the month by making a wire transfer of the appropriate amount into IBS's designated account. As of the Execution Date hereof, the estimated amounts for postage during the Ramp-up period are:

October, 1997 postage    $  [***]       (  [***] statements)
November, 1997 postage   $  [***]       (  [***] statements)
December, 1997 postage   $  [***]       (  [***] statements)
January, 1998 postage    $  [***]       (  [***] statements)
February, 1998 postage   $  [***]       (  [***] statements)
March, 1998 postage      $  [***]       (  [***] statements)
April, 1998 postage      $  [***]       (  [***] statements)

     If volume estimates change, then the monthly postage estimate may also change. If the actual amount of postage incurred exceeds the estimated amount, Federal shall promptly pay to IBS any amount necessary to make up the difference. If the actual amount of postage incurred is less than the amount pre-paid by Federal, IBS shall reconcile the two amounts and notify Federal of the difference in writing.

     (b) AFTER THE RAMP-UP PERIOD-Federal agrees to maintain its postage deposit with IBS equivalent to the amount of one (1) month's postage charges, payable in advance on a rolling basis. Payment of the first month's postage invoice for actual charges (less any amount remaining in Federal's postage deposit) after the Ramp-up


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

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period must be received no later than five (5) days prior to the first cutoff of the applicable calendar month. Payment of subsequent month's postage invoices must be made by wire transfer and received no later than five (5) days prior to the first cutoff of the subsequent calendar months. The postage deposit shall be reviewed quarterly by IBS and Federal, and Federal shall promptly adjust the postage deposit amount to cover actual postage charges. In the event Federal does not prepay postage, as set forth herein, IBS reserves the right to hold statements until sufficient funds are received. In the event of an increase in U.S. Postal Service postage rates, postage prepayment shall be increased by the amount of such postage rate increase. Federal's postage payments may be subject to audit by the U.S. Postal Service. In the event that such an audit reveals a discrepancy between amounts paid and amounts actually due for postage, Federal will reimburse IBS for any payment deficiencies for which it is liable and IBS will refund any excess payments due to Federal. In no event shall Federal be liable to IBS or the U.S. Postal Service for any penalties associated with any deficiency caused by IBS and IBS agrees to pay any such penalty that may be imposed.

     (c) The Parties acknowledge that, in order to accommodate the requirements of IBS and the U.S. Postal Service, it is necessary for Federal to make the postage deposit in advance of the payment of any actual postage by IBS. The results of such requirement is that IBS shall have, in a non-interest bearing, general account, a substantial amount of postage moneys belonging to Federal. In order to protect Federal in the event that IBS declares bankruptcy, voluntarily or involuntarily, or otherwise misappropriates or becomes unable to utilize such postage moneys for the purposes intended in this Agreement or to return such postage moneys in full to Federal, IBS shall provide Federal with its stand-by Letter of Credit in the amount of [***] ($[***]) dollars prior to any postage deposit's being made by Federal. Such Letter of Credit shall be drawn on NationsBank and shall have no condition precedents on Federal's being to draw on it , except those listed herein, to wit, that IBS cannot use Federal's postage moneys for their intended purposes nor can they return them in full to Federal. The amount of the Letter of Credit shall be reviewed annually by the Parties.

     SECTION 1.10. CHANGES IN SCOPE OF WORK. (a) IBS and Federal have initially agreed upon statement, envelope, print file, and tape formats, electronic data transmission protocol, cutoff volumes, statement cutoff dates, and other matters relating to the Services as set forth in this Agreement. Federal may order extra Services or make changes in any of the above or the Services by altering, adding to, or deducting from the Services by signing a change order in the form of Exhibit "F" ("Change Order"). Services pursuant to a valid Change Order shall be performed subject to the conditions of this Agreement.

     (b) Federal also by written instruction to IBS may make changes in the Services not involving extra cost and not inconsistent with the purposes of the Services without execution of a Change Order, but otherwise, no extra Services shall be done or changes


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

made unless pursuant to a Change Order, and no claim for an addition to the cost of Services shall be valid unless so ordered in a signed Change Order.

     (c) Upon receipt of a written request from Federal for changes in the Services or for extra Services which would affect the cost, IBS shall submit a statement detailing IBS's proposal for accomplishing the changes proposed by Federal and the effect, if any, on the costs. If Federal accepts IBS's proposal, a Change Order shall be executed by the Parties to effect the changes.

     (d) In the event that IBS proposes a substantial change to any of its systems, equipment, facilities or the location thereof in any way which has an effect on the provision of Services hereunder, IBS shall provide Federal with ninety (90) days notice of such proposed change.

     (e) In addition to the foregoing, any changes to statement, envelope, print file, or tape formats, electronic data transmission protocol, cutoff volumes, and statement cutoff dates thereafter shall be by agreement among the Parties after written notification of a requested change by Federal. Such changes must be made on the following schedule:


Form Printing               Artwork approval-[***] days prior to live use

Envelope Printing           Artwork approval-[***] days prior to live use

Insert Printing             Artwork approval-[***] days prior to live use

Electronic Forms            Format approval-[***] days prior to live use

Data or Print File Format   [***] days written notice

Tape Format                 [***] days written notice

Inserting Plan Setup        [***] days written notice

Form and Envelope (except flat envelopes) Changes [***] days written notice

Flat Envelopes [***] days written notice


     With regard to any proposed change in the Data Transmission Protocol, the Parties must mutually agree both 1) to make the change and 2) to the time-frame on which the change shall be made.

     Certain changes may involve custom programming which will require additional charges by IBS. The Price for such shall be quoted by IBS to Federal in advance and shall be agreed to by Federal prior to any such custom programming having taken place.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

If Federal asks for changes and IBS agrees to such changes, but Federal has not provided the notice set forth in this Section, then IBS may charge Federal a "Rush Charge". Such Rush Charge shall be quoted to Federal on a case-by-case basis, in writing, and must be agreed to by Federal, in writing.

                               ARTICLE 2

                                 TERM

     SECTION 2.01. TERM. The term of this Agreement (the "Term") shall commence on the date first above written (the "Execution Date")and shall expire, unless sooner terminated in accordance with the terms and conditions set forth herein, five (5) years from the date of the first bill run. The termination date is expected to be October 19, 2002.

     SECTION 2.02. TERMINATION. Except as specifically set forth herein, either Party shall have the right to terminate this Agreement if the other materially breaches a material warranty, representation, covenant, duty, or obligation hereunder. The terminating Party must provide the failing Party with written notice of its breach and the failing Party may have thirty (30) days to attempt to cure the breach.

                               ARTICLE 3

                         PRICE AND PAYMENT TERMS

     SECTION 3.01. PRICES. The prices for each of the Services are set forth in Exhibit "C" (the "Prices"). Except as set forth herein, the Prices shall be in effect from the Execution Date hereof and shall remain in effect until-

     (a) PRICES FOR SERVICES OTHER THAN THE PROVISION OF PAPER PRODUCTS. On the second anniversary of the full "ramp-up", April 1, 2000, and each anniversary thereafter, IBS may increase or decrease the Prices for Services other than the provision of paper, by giving Federal forty-five (45) days written notice of any increase or decrease, expressed as a percentage that the Financial and Legal Printing, Commodity Code 0937-04, contained in Table 6 of the Producer Price Index published by the U.S. Department of Labor, Bureau of Labor Statistics, or any


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

successor department or agency of the government of the Untied States of America (the "PPI"). The percentage increase or decrease will be limited to equal to or less than [***] ([***]%) percent of the change in the PPI and shall not exceed [***] ([***]%) percent annually.

     IBS shall use the following formula to calculate Price increase or decrease.

[PRICE INDEX (FOR ENDING MONTH/YEAR) - PREVIOUS INDEX (FOR BEGINNING MONTH/YEAR)]DIVIDED BY
PREVIOUS INDEX x [***] = PERCENTAGE CHANGE (NOT TO EXCEED [***]%)

EXAMPLE:

Price Index (for ending month/year)= [***] Previous Index (for beginning month/year)= [***]
  [***]
Under this example, IBS would be permitted a Price increase of [***]%.

     IBS reserves the right to engage, at its expense, an independent accounting firm, mutually acceptable to both Parties, in order to verify IBS's costs and to prove to Federal that such costs have increased by more than [***]([***]%) percent. Notwithstanding the provision of such further proof of the costs involved, any adjustment to Price which exceeds the [***] ([***]%) percent cap must be mutually agreed upon by both Parties and if no such agreement can be reached, IBS may terminate this Agreement upon giving Federal [***] days written notice or IBS may elect to take the price increase that would have been accorded to it under the formula.

     (b) PRICES FOR PAPER PRODUCTS. Except as further set forth in this Section, IBS may, once each calendar quarter during the term of the Agreement, commencing on the first day of the calendar quarter beginning after October 18, 1997 (the initial statement run), increase or decrease the Prices for Paper Products set forth in Exhibit "C" by the same percentage as the weighted average percentage increases or decrease of the relevant subweight as specified in Attachment A. The base date for paper prices shall be June 1, 1997. IBS agrees the percentage increase will not exceed the percentage change for Paper Mills, Form Bond, In Rolls, Commodity Code 2621-4215, contained in Table 5 of the Producer Price Index published by the U.S. Department of Labor, Bureau of Labor Statistics for the preceding calendar quarter.

     IBS shall use the following formula to calculate Price increase or decrease.

[PRICE INDEX (FOR ENDING MONTH/YEAR) - PREVIOUS INDEX (FOR BEGINNING MONTH/YEAR)]DIVIDED BY
PREVIOUS INDEX x [***] = PERCENTAGE CHANGE.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

EXAMPLE:


Not to exceed the Producer Price Index for the same period.
Price Index (for ending month/year):       [***]
Previous Index (for beginning month/year):     [***]

  [***]

If base price was $12 it would be increased by [***]

     SECTION 3.02. PAYMENT TERMS. The Prices payable hereunder as fees (the "Fees") shall be paid within thirty (30) days of Federal's receipt of IBS's invoice rendered by IBS for Services performed during the preceding invoice period. If Federal has not rendered full payment of any undisputed amount to IBS within [***] days of the date of the invoice, IBS shall notify Federal and discuss such delinquency. In the event that Federal does not render full payment within [***] days of the date payable, IBS shall make every effort to notify Federal again, but may, after notifying Federal, cease all Services until such account is brought current or may, at its election, terminate this Agreement with [***] days additional written notice to Federal. Federal shall pay a [***] percent ([***]%) late payment fee for any amount which is not paid in a timely fashion, unless such invoice or any part thereof is being contested by Federal, in which case such fee shall be due only on the uncontested portion of the invoice. Each invoice shall be accompanied by full documentation in support of the Fee invoiced, prepared by IBS. Each invoice shall include the Federal Contract Number, the billing address as set forth in Section 17.17, "Notices" hereof, the appropriate contact person, all production and performance data, the invoice number, and such other information as Federal may from time to time request. The invoice shall be in substantially the form attached hereto as Exhibit "G" and shall be submitted to Federal on a monthly basis. Federal shall pay the invoiced amount, provided; however, treat the maximum amount payable under this Agreement, without a Change Order, over the course of the Term shall not exceed [***] dollars [***] in the aggregate, which number includes postage. No payment by Federal shall be deemed an acceptance of the Services, and Federal shall have the right to recover any amounts previously paid in error or to withhold moneys from future payments, if any, as Federal deems necessary to protect itself against charges associated with Services not performed in accordance with this Agreement.

     SECTION 3.03. TAXES. Federal shall pay, or reimburse, IBS for any tax or assessment designated as a sales, use, or excise tax, duty, or charge imposed by any government body or agency or subdivision thereof, having jurisdiction over the Services provided hereunder (collectively "governmental body") by virtue of IBS' interest in or sale, provision, or use of any Services or tangible personal or intangible property pursuant to the terms of this Agreement. Federal shall not be liable for any


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

fines, penalties, or interest in connection with the payment of the taxes described herein, unless Federal has instructed IBS, in writing, not to remit such taxes to the governmental body. Notwithstanding the foregoing, Federal shall not be responsible for paying or reimbursing IBS for corporate franchise tax, capital tax, net worth tax, or taxes measured by reference to IBS' net income. Federal reserves the right to contest the imposition of such taxes, duties, or charges and IBS shall cooperate with Federal in its efforts.

                               ARTICLE 4

                        STANDARDS OF PERFORMANCE

     SECTION 4.01. QUALITY STANDARDS. IBS shall develop or cause to be developed, as applicable, with Federal and quality program (the "Program") that assures that the Services conform and continue to conform to the warranties under this Agreement and any specifications required in connection with or resulting from the Services. The Services included for purposes of this Section include, but shall not be limited to, functional parameters, surveys, audits, in-progress monitoring, correction procedures, written work station procedures, test plans, communication paths, information exchange, proposals for changes, and remedies for non-compliance. The Program will be instituted as soon as practicable after Federal's notice to IBS exercising its option to institute the Program. Within thirty (30) days of such notice,
IBS and Federal will each designate a Program Representative.   The Program
Representatives shall have as one of their responsibilities monitoring any savings. Any savings resulting from the implementation of this Program will be shared by Federal and IBS, as appropriate. Federal may, given proper identification at any time during IBS's normal working hours, at its discretion, visit IBSs manufacturing facilities for the purpose of performing a Quality Program review. IBS will allow any Quality Assurance representative of Federal, given proper identification, to perform this inspection which shall include, but not be limited to, a plant tour, review of Federal's statistics, processes and procedures, access to any Federal quality records, and access to workers.

     IBS' "Quality Program" consists of the following quality control measures. The Parties understand that these "quality goals" are the goals which IBS is using its best efforts to achieve:

     a.   Every document is mailed within the agreed upon Tray Turnaround Time.
     b. Print alignment bar codes and lock-box scanline are positioned on the form within specified tolerances.
     c. Electronic forms/overlays are correct and positioned properly in relation to data on form.
     d. Print toner is fusing properly, no smudging, no spotting. Print quality is good, toner density good.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     e.   Print skewing is within specified tolerances.
     f. Remit portion lock box scanline is positioned within specified tolerances.
     g.   Remit portion alignment correct through remit envelope window.
     h.   Document folded to specification.  Folds are straight.
     I.   Correct form stock number is verified to requirements.
     j. Correct sending and remit envelopes stock numbers verified to requirements.
     k. No water damage to sending envelope from sealer. No envelopes sticking together.
     l.   Envelope flap is smooth and sealed.  No wrinkles in flap.
     m.   Every mailed item contains all pages and inserts.
     n. There is no double billing (addressee receives 2 identical bills in the same bill cycle.).
     o. Customers receive only their own documents (e.g. two different addressees' bills are not stuffed in the same envelope).
     p. Any bar codes, gate marks or other marks introduced onto any part of the mailings by IBS with the exception of form bar codes and Head of Form (HOF) bar codes for the purpose of enabling proper handling of the documents are removed.
     q. Pre-printed materials are clean and flat with the proper colors and orientation.

     During the term of this Agreement, IBS agrees to maintain [***] Defects on invoices mailed. Should a quality defect be discovered and solely attributed to IBS, IBS will at Federal's discretion and within [***] hours:

  [***]
                                ARTICLE 5

                       CONFIDENTIALITY OF INFORMATION

     SECTION 5.01. CONFIDENTIALITY OF INFORMATION. The Parties agree that the Mutual Non-Disclosure Agreement dated October 11, 1996, between them, which is attached hereto as Exhibit "H" and incorporated by reference and made a part of this Agreement governs the confidentiality requirements under this Agreement and is hereby amended so that its "Expiration Date", as that term is defined in the Mutual Non-Disclosure Agreement, is five years from the date of the first bill run.

     SECTION 5.02.COVENANT NOT TO COMPETE. IBS recognizes and agrees that in order to protect Federal's Information (as defined in the Mutual
Non-Disclosure Agreement dated October 11, 1996 referenced above) adequately from disclosure (whether deliberate or inadvertent) to competitors, a covenant not to compete of limited


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

duration and scope is necessary and desirable, and that the nature of Federal's business is such that use of Federal's Confidential Information anywhere in the world will harm Federal's business. IBS therefore agrees that, until [***], IBS will not provide statement production services for the following Federal competitors: [***]

                                ARTICLE 6

                          OWNERSHIP OF MATERIALS

     SECTION 6.01. OWNERSHIP OF MATERIALS. (a) Federal shall be the sole and exclusive owner of the invoice/statement design and format free and clear from any claim or retention of rights thereto on the part of IBS (subject to any payment obligation of Federal) and IBS hereby assigns to Federal any right now held or hereafter acquired by IBS in the invoice/statement design and format.

     (b) IBS shall be the sole and exclusive owner of the preprocessor free and clear from any claim or retention of rights thereto on the part of Federal and Federal hereby assigns to IBS any right now held or hereafter acquired by Federal in the pre-processor.

     (c) IBS grants to Federal a non-exclusive, irrevocable, paid-up license to use or practice the software or programming documentation (except the licenses relating to Direct Access are covered under the provisions of
Section 1.05(d) hereof) for the Term of the Agreement.

     (d) IBS agrees that the obligations stated under this Article 6 shall survive the expiration or earlier termination of this Agreement.

                                 ARTICLE 7

                              INDEMNIFICATION

     SECTION 7.01.IBS'S INDEMNIFICATION REGARDING THIRD PARTIES. IBS hereby releases and agrees to indemnify and hold harmless Federal, its officers, agents, and employees from any and all liabilities, damages, losses, expenses, demands, claims, suits, or judgments, including all attorneys' fees, costs and expenses incidental thereto, for death of or injuries to any person and for the loss of, damage to or destruction of any property in any manner arising out of the negligent or intentional acts or omissions of IBS, its agents, employees or sub-contractors. IBS shall also indemnify Federal against any liability or payment in connection with federal, state, and local taxes or contributions imposed upon or required of Federal under unemployment insurance, social security, income tax, and workers' compensation statutes with respect to IBS's Services.

     SECTION 7.02. PATENT INDEMNIFICATION. IBS, at its own expense, shall indemnify, defend and hold harmless Federal, its directors, officers, employees, and agents (including their respective successors and assigns), against any claims based on an allegation that the use of any software, source codes, programming documentation, or other materials furnished to Federal in the performance of the Services, or the use,


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

lease, or sale of any materials delivered or to be delivered under this Agreement, infringes any United States or foreign patent or other proprietary right (including process patents), and IBS shall pay any royalties and other costs related to the settlement of such claim, and the cost and damages, including attorneys' fees, finally awarded as a result of any suit based on such claim, provided Federal promptly notifies IBS in writing of any such claim and gives IBS authority and such assistance and information as is available to Federal for the defense of such claim. Any such assistance or information which is furnished by Federal at the written request of IBS shall be at IBS's expense. Notwithstanding, IBS shall not consent to any injunction decree, judgment or settlement which would have the effect of preventing Federal's use of any software, programming documentation, or other materials without Federal's prior written consent, such consent not to be unreasonably withheld.

     SECTION 7.03. REMOVAL OF RESTRICTIONS. If the use of any software, source codes, programming documentation, or other materials furnished by IBS in the performance of this Agreement, or the use, lease or sale of any software, source codes, programming documentation, or other materials delivered under this Agreement is enjoined as a result of a suit based on any claim of infringement of a United States or foreign patent or other proprietary right, IBS shall, at its option, but in no event later than ninety (90) days after Federal's use of any materials is so enjoined (i) negotiate a license or other agreement with the claimant so that the software, source codes, programming documentation, or other materials are no longer subject to such injunction; (ii) modify such materials so that they become non-infringing, provided such modification can be accomplished without materially affecting the performance of the materials (which modification shall further be subject to the prior approval of Federal); (iii) replace the infringing material with an equivalent non-infringing material of equal performance, characteristic and quality, subject to the prior approval of Federal; or (iv) refund the Fee paid by Federal for the materials so enjoined.

     SECTION 7.04. COPYRIGHT INDEMNIFICATION. Federal, at its own expense, shall indemnify, defend and hold harmless IBS, its directors, officers, employees, and agents (including their respective successors and assigns), against any claims based on an allegation that any insert or materials furnished by Federal to IBS in the performance of the Services, or the use, lease, or sale of any materials delivered or to be delivered under this Agreement, infringes any United States or foreign patent, copyright, or other proprietary right (including process patents), and Federal shall pay any royalties and other costs related to the settlement of such claim, and the cost and damages, including attorneys' fees, finally awarded as a result of any suit based on such claim, provided IBS promptly notifies Federal in writing of any such claim and gives Federal authority and such assistance and information as is available to IBS for the defense of such claim. Any such assistance or information which is furnished by IBS at the written request of Federal shall be at Federal's expense.

                               ARTICLE 8

                               EMPLOYEES


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     SECTION 8.01. IBS'S EMPLOYEES. The employees of IBS performing the Services shall throughout the Term of this Agreement be deemed employees of IBS for all purposes, and shall not be deemed to be employees, servants, or agents of Federal for any purpose.

     SECTION 8.02. ASSIGNMENT OF EMPLOYEES. IBS shall assign the individuals (if any)requested by Federal to perform the Services. Federal reserves the right to request a change in Account Manager from time to time.

     SECTION 8.03. AGREEMENT NOT TO EMPLOY. For the Term of this Agreement each Party agrees not to solicit any employee of the other Party where the employee was employed by IBS or Federal during the Term of the Agreement and performed work in connection with or related to this Agreement.

                                 ARTICLE 9

                                 WARRANTIES

     SECTION 9.01. IBS'S WARRANTY. (a) With respect to the Services, IBS warrants to Federal that:

     (i) it shall perform the Services according to the terms and conditions of this Agreement and in conformity with accepted standards of IBS's profession;

    (ii) all software, source codes, programming documentation, and other materials furnished to Federal under this Agreement do not infringe upon or violate any patent, copyright, trade secret, or any other proprietary right of any third-party;

   (iii) all materials furnished and Services performed by IBS pursuant to this Agreement shall conform to and perform substantially in accordance with Federal's requirements and the Statement of Work attached hereto as a part of Exhibit "A";

    (iv) IBS has legal title to transfer all materials sold to Federal pursuant to this Agreement, free and clear of any and all security interest, liens, claims, charges or encumbrances of any nature whatsoever, together with full power and lawful authority to deliver such materials to Federal.

     (b) IBS warrants further that software related to the preprocessor provided hereunder (the "Pre-processor Software") shall be "Millennium Compliant", as that term is defined below. This warranty shall survive any other expiration of a warranty


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

period and shall not be subject to the provisions of Section 2.02 or any other limitation contained in this Agreement.

     For purposes of this Agreement, "Millennium Compliant" means:

          (i) the functions, calculations, and other computing process of the Pre-processor Software (collectively, "Processes") perform in a consistent manner regardless of the date in time on which the Processes are actually performed and regardless of the date input to the Pre-processor Software, whether before, on, or after January 1, 2000 and whether or not the dates are affected by leap years;

          (ii) the Pre-processor Software accepts, calculates, compares, sorts, extracts, sequences, and otherwise processes date inputs and date values, and returns and displays date values, in a consistent manner regardless of the dates used, whether before, on, or after January 1, 2000;

          (iii) the Pre-processor Software will function without interruptions caused by the date in time on which the Processes are actually performed or by the date input to the Pre-processor Software, whether before, on, or after January 1, 2000;

          (iv) the Pre-processor Software responds to two-digit year-date input in a manner that resolves any ambiguities as to century in a defined and predetermined matter; and

          (v) the Pre-processor Software stores and displays date information in ways that are unambiguous as to the determination of the century.

     1. IBS represents and warrants that the Pre-processor Software shall be tested by IBS's to determine whether the Pre-processor Software is Millennium Compliant on or before [***]. IBS shall deliver the test plans and results of such tests upon written request from Federal. Upon Federal's written request, IBS agrees to participate in additional tests of the Pre-processor Software at no charge to Federal to determine Millennium Compliance. IBS shall notify Federal immediately of the results of any tests or any claim or other information that indicates the Pre-processor Software is not Millennium Compliant.

     2. IBS agrees to indemnify and hold Federal and its shareholders, officers, directors, employees, agents, successors, and assigns harmless from and against any and all claims, suits, actions, liabilities, losses, costs, reasonable attorneys' fees, expenses, judgments or damages, whether ordinary, special or consequential, resulting from any third- party claim made or suit brought against Federal or such persons, to the extent such results from IBS's breach of the warranties contained in the Section.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     3. To the extent that it is determined by Federal in its reasonable discretion that the Pre-processor Software is not Millennium Compliant, IBS agrees to immediately formulate and implement written plan of action to modify the Pre-processor Software such that it is Millennium Compliant. A
copy of such plan to action shall be delivered to Federal within   [***]
business days after completion of same.

REMEDY - Should the Pre-processor Software not be Millennium Compliant, then IBS will have [***] days to develop and present a corrective action plan to Federal for review and approval. After Federal's approval, IBS will have [***] days to implement, test, and demonstrate Millennium Compliance. IBS will be responsible for all costs incurred to make the Pre-processor Software Millennium Compliant. In the event IBS is unable to demonstrate millennium compliance within [***] days of Federal's approval, IBS will be given a [***] day cure period. If at the end of the cure period, the Pre-processor Software is not Millennium Compliant, Federal will have the right to terminate this Agreement immediately, without penalty and is entitled to a refund of all funds paid to IBS for the preprocessor development.

     IBS warrants further that any hardware or equipment provided in connection with the Services described herein shall be "Millennium Compliant" on or before [***]. This warranty shall survive any other expiration of a warranty period and shall not be subject to the provisions of Section 2.02(b) or any other limitation contained in this Agreement.

     IBS warrants that the hardware or equipment shall be tested by IBS's no later than [***] to determine whether it is Millennium Compliant. IBS shall deliver the test plans and results of such tests to Federal. Upon Federal's written request, IBS agrees to participate in additional tests of the hardware at no charge to Federal to determine Millennium Compliance. IBS shall notify Federal immediately of the results of any tests or any claim or other information that indicates the hardware or equipment is not Millennium compliant.

     IBS agrees to indemnify and hold Federal and its shareholders, officers, directors, employees, agents, successors, and assigns harmless from and against any and all claims, suits, actions, liabilities, losses, costs, reasonable attorneys' fees, expenses, judgments, or damages, whether ordinary, special, or consequential, resulting from any third-party claim made or suit brought against Federal or such persons, to the extent such results from IBS's breach of the warranties contained in the Section.

     To the extent that it is determined by Federal in its reasonable discretion that the hardware or equipment is not Millennium Compliant, IBS agrees to immediately formulate and implement written plan of action to modify the hardware or equipment such that it is Millennium Compliant. A copy of such plan to action shall be delivered to Federal within [***] business days after completion of same.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

REMEDY - Should the hardware or equipment not be Millennium Compliant, Federal will have the right to terminate the Agreement immediately, without penalty and is entitled to a refund of all funds paid to IBS for the preprocessor development.

                               ARTICLE 10

                        LIMITATION OF LIABILITY

IBS' LIABILITY TO FEDERAL FOR ANY LOSSES OR DAMAGES, DIRECT OR INDIRECT, SHALL NOT EXCEED THE TOTAL AMOUNT BILLED OR BILLABLE TO FEDERAL, PLUS APPLICABLE POSTAGE, FOR THE PERFORMANCE WHICH GAVE RISE TO THE LOSS OR DAMAGE. IBS SHALL NOT BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES IN ANY EVENT. [***]



                               ARTICLE 11

                               INSURANCE

     SECTION 11.01. IBS'S INSURANCE. IBS will, at its own expense, during the Term of this Agreement, maintain adequate coverage to insure its liabilities under this Agreement, including but not limited to, comprehensive general liability, automobile, errors and omissions, and fire and theft with extended coverage.


                               ARTICLE 12

                             RIGHT OF AUDIT

     SECTION 12.01. FEDERAL'S RIGHT OF AUDIT. IBS shall keep full and accurate records of all items billed in connection with this Agreement, which records shall be open to audit by Federal, or any authorized representative of Federal, during the course of this Agreement and until [***] years after expiration or earlier termination of this Agreement.


                               ARTICLE 13

                              ARBITRATION

     SECTION 13.01. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, after pursuing the Dispute Resolution process set forth herein, shall be settled by arbitration in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The locale where the arbitration is to be held shall be Memphis, Tennessee. Attorney's fees and costs of arbitration shall be allocated as part of any award as determined by the arbitrator(s).


                               ARTICLE 14


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                  INDEPENDENT CONTRACTOR RELATIONSHIP

     SECTION 14.01. INDEPENDENT CONTRACTOR RELATIONSHIP. The Parties intend that an independent contractor relationship will be created under this Agreement. Federal is interested only in the final performance of IBS hereunder and the results achieved thereby, and shall not exercise any control over the conduct of the Services or the means of performance thereof. Accordingly, IBS shall have full responsibility for the payment of all federal, state, and local taxes or contributions imposed that are required pursuant to unemployment insurance, social security, income taxes, and workers' compensation statutes, and shall be solely responsible for any liability resulting from the acts, omissions or negligence of IBS or its agents, employees or sub-contractors arising out of or occurring in the course of the Services.


                               ARTICLE 15

                OTHER PERFORMANCE STANDARDS AND MEASURES

     SECTION 15.01.  SCAN LINE REJECTS.

     Federal expects scan line accuracy and/or quality of [***] percent ([***]%) and IBS agrees to provide scan line accuracy and/or quality of [***] ([***]%) percent. Because Federal's bank or banks charge Federal a fee for manual processing of Remittance Advices where the Scan Line is defective or inaccurate, Federal will pass a charge of $ [***] per item on to IBS as a credit against amounts otherwise due IBS by Federal on days where the reject rate is greater than [***]% and the problem can be directly related to an IBS process or error. The bank provides a daily report of its charges to Federal, which report shall be used to verify the charges imposed pursuant to this Section. Scan line reject volumes will be evaluated monthly, quarterly, and year-to-date. Should IBS' scan line accuracy/quality fall below the acceptable rate of [***] percent ([***]%) during the first [***] months of this Agreement and [***] percent ([***]%) of all statements in a particular day's volume thereafter, the following procedure will be implemented. IBS will be given the daily report and actual documents to review when necessary.

     a)   [***]









     b)   [***]





*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     c)   [***]












     d)   [***]

















IBS Caused Scan Line Rejects include, but are not limited to, the following:

     - Scan line alignment is not within specified tolerance caused by IBS's failure to align print properly on the notice. (Alignment Specifications are outlined in the Statement of Work)


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     - Scan line print reflectance ration is not within tolerance caused by IBS process. (Reflectance Specifications outlined in the Statement of Work)

[***]











     SECTION 15.02. CUSTOMER COMPLAINTS. Federal Customer Account Services receives complaints from customers relating to the print/inserting quality of their notice. Federal's practice is to reprint the notice and mail it to the customer when information is not readable. IBS agrees to provide a reprint of the notice and mail it to the customer. Federal will not pay for processing, paper, envelopes, or postage associated with any reprint solely attributed to IBS, its suppliers, or subcontractors. This information will be provided to IBS daily by Federal's Customer Account Services personnel. Customer complaints will be evaluated monthly, quarterly, and year to date. Should the average fall below the acceptable rate of [***] ([***]%) percent during the first [***] months or below [***] ([***]%) percent thereafter of all statements in a particular day's volume, the following procedure will be implemented. IBS will be given the daily report and actual documents to review upon request. Additionally, IBS' Quality Exception Report will be utilized by Federal to evaluate IBS' performance. During the Term of this Agreement, the Customer Complaints standards may be revised as mutually agreed.

     a)   [***]







     b)  [***]








*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     c)   [***]













     d)    [***]

















[***]











*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     SECTION 15.03. DIRECT ACCESS AVAILABILITY. Federal personnel will monitor settlement notice processing continuously during each day's production run. Direct Access is the key monitoring tool and must be available [***] ([***]%) percent of the time Monday through Friday 7:30 a.m.
- 7:30 p.m. Central Time. IBS agrees to make Direct Access available for all purposes, including monitoring of each day's statement production run, during the hours specified, except where the Parties have mutually agreed to a maintenance schedule. Availability of Direct Access and compliance with this Section by IBS will be evaluated monthly, quarterly, and year-to-date.
Should the average fall below the acceptable rate of [***] ([***]%) percent during the first [***] months of this Agreement, or below [***] ([***]%) percent thereafter, or upon the second occurrence of system downtime, Federal will implement the following escalation procedure. During the Term of this Agreement, the Direct Access Availability standards may be revised as mutually agreed.

     a)   [***]








     b)   [***]











     c)   [***]












*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     d)   [***]
















[***]











     SECTION 15.04. DATA ACCEPTANCE (IBS'S SYSTEM). Federal expects that IBS systems will be available [***]([***]%) percent of the time during the primary transmit times. IBS agrees to make its systems available [***] ([***]%) percent of the time during the primary transmit times. Should IBS system down time delay transmissions from Federal, IBS will be expected to maintain the Tray Turnaround Times set forth in Section 1.04 hereof or the charges outlined in Section 1.04 will be enforced. Data Acceptance will be evaluated monthly, quarterly, and year-to-date. Should the average fall below the acceptable rate of [***] ([***]%) percent for the first [***] months of the Agreement, or below [***] ([***]%) percent thereafter, the following procedure will be implemented. During the Term of this Agreement, the Data Acceptance standards may be revised as mutually agreed.

     a)   [***]




*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

          b)   [***]










     c)   [***]














[***]










     SECTION 15.05. PROCESS AUDIT STANDARDS. Federal, in conjunction with IBS, will document process audit and quality assurance standards and procedures to be utilized during scheduled, unscheduled, and daily quality/accuracy process audits. IBS


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

will be given [***] hours to correct any process, procedures, material or service found to be out of compliance. Federal will not pay for non-conforming materials or services. During the Term of this Agreement, the process audit and quality assurance standards and procedures may be revised as mutually agreed.

     a)   [***]







     b)   [***]











     c)   [***]














[***]






*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     SECTION 15.06.  DISASTER RECOVERY.

     Disaster Recovery is an integral part of IBS's ability to perform Services for Federal, Federal and IBS will jointly develop and implement a mutually acceptable Disaster Recovery Plan before the Statement Production Services begin. If no Disaster Recovery Plan is agreed upon between Federal and IBS prior to [***], Federal shall have the right to terminate this Agreement by providing IBS notice of its intention to so terminate by no later than [***]. In addition, within [***] days of Federal's giving such notice, IBS shall reimburse or write-off any and all moneys paid to IBS under that certain Professional Services Agreement by and between IBS and Federal dated as of April 25, 1997 and any moneys paid or owing for custom software development and design services Federal agrees to cooperate with IBS in developing the Disaster Recovery Plan, including meeting with IBS's designated Vice President on or before [***] and agreeing to meet with said Vice President on more than one consecutive days, if necessary, and to schedule any subsequent meetings.

     Federal expects IBS to maintain a satisfactory and acceptable disaster recovery process and IBS agrees to maintain a satisfactory and acceptable disaster recovery process. Federal will test this process at least one time each year and report the results of such testing to Federal Should any inadequacies be identified, IBS will be given [***] weeks to rectify any inadequacies. Should a satisfactory resolution not be identified and implemented within this timeframe, Federal will have the right to reduce volumes, with no adjustment to current pricing, until such time that a resolution has been agreed upon by both parties and implemented. During the Term of this Agreement, the Disaster Recovery Plan may be revised as mutually agreed.

     a)   [***]







     b)   [***]










*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     c)   [***]












     [***]












     IBS agrees to provide, at its expense, any equipment or software necessary to provide back-up for the Statement Production Services at a second production facility, except for the T-1 lines, router, and hubs.


     SECTION 15.07.  DISPUTE RESOLUTION.

     When any problems occurs hereunder or there is a disagreement between Federal and IBS about the proper steps to take, there shall be a process for dispute resolution as follows:

     STEP 1: Federal Manager Customer Account Services /IBS Account Manager Immediate
             Discuss/investigate issue
             Outline solution

     STEP 2. Federal Customer Account Services (CAS) Senior Manager/VP
Account            Management 48 Hours
             Discuss/investigate issue


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

             Outline solution
             If acceptable, implement solution
             If not acceptable, proceed to next step.

     STEP 3. Federal -Managing Director CAS or VP Customer Automation & Invoicing (CA&I)/SVP Customer Operations 1 Week
             Discuss/investigate issue
             Outline solution
             If acceptable, implement solution
             If not acceptable, proceed to next step.

     STEP 4. Federal VP CA&I or SVP ITD/IBS President  2 Weeks
             Discuss/investigate issue
             Outline solution
             If acceptable, implement solution
             If not acceptable, either Party may seek any remedy/recourse available under this Agreement.

     The timeframes set forth above for required actions may be extended with approval of both Parties. During the Term of this Agreement, the Dispute Resolution procedure outlined herein may be revised from time to time as mutually agreed upon between the Parties.


                               ARTICLE 16

                          COMPLIANCE WITH LAWS

     SECTION 16.01. COMPLIANCE WITH LAWS. (a) IBS agrees that it will comply with all applicable federal, state, and local laws, regulations, and codes in the performance of this Agreement. To the extent applicable to IBS, it agrees to comply with the affirmative action requirements applicable to contracts with government contractors, as set forth in Title 41 of the Code of Federal Regulations and incorporated into this Agreement by reference.

     (b) IBS agrees to indemnify, defend and hold harmless Federal, its officers, directors and employees from and against any and all claims, losses, demands, actions, administrative proceedings, liabilities, and judgments, including reasonable attorneys' fees and expenses, arising from its failure to comply with the provisions of this Article 16.


                               ARTICLE 17

                             MISCELLANEOUS


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     SECTION 17.01. OTHER VENDORS. Federal reserves the right to engage the services of such other contractors and third-party vendors as Federal deems necessary, and IBS agrees to cooperate with any such third-parties and to comply with all reasonable requests by Federal to coordinate its activities with those of such other vendors.

     SECTION 17.02. INSPECTION. IBS agrees that, at all times during the Term of this Agreement, Federal shall have the right to make inspections of the Services performed by IBS under this Agreement. Any inspection by Federal shall be performed so as not to unduly delay IBS's performance of the Services.

     SECTION 17.03. TIME IS OF THE ESSENCE. Time is of the essence for all purposes under this Agreement.

     SECTION 17.04. REFERENCES. IBS shall not in any manner advertise or publish the fact that it has furnished or contracted to furnish Services to Federal without the prior written consent of Federal, except that Federal has agreed to the form of press release attached hereto as Exhibit "I". IBS shall not disclose any details of this Agreement to any Party except as may be authorized in writing by an authorized officer of Federal or except as may be required by any federal statute, rule, or regulation in order for either Party to comply with the applicable securities laws.

     SECTION 17.05. SECTION HEADINGS. All section headings and captions used in this Agreement are purely for convenience or reference only, and shall not affect the interpretation of this Agreement.

     SECTION 17.06. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, and the Parties submit to the jurisdiction of any appropriate court within Tennessee for adjudication of disputes arising from this Agreement.

     SECTION 17.07. EXCUSED NON-PERFORMANCE. Neither Party shall be responsible for delays or failures in performance resulting from acts beyond the control of such Party. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

     SECTION 17.08. ASSIGNMENT. Neither this Agreement nor any other obligations of IBS under this Agreement shall be assignable or delegable by IBS without the prior written consent of Federal, such consent not to be unreasonably withheld. Neither this Agreement nor any other obligations of Federal under this Agreement shall be assignable or delegable by Federal without the prior written consent of IBS, such consent not to be unreasonably withheld. Notwithstanding the foregoing two sentences, either Party may assign this Agreement to a wholly-owned subsidiary or other affiliated


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

entity without the other Parties consent. This Agreement shall be binding upon and inure to the benefit of the Parties, their respective successors, assigns, and legal representatives.

     SECTION 17.09. CHANGE OF CONTROL. In addition to such other rights as Federal may have, Federal shall have the right to terminate this Agreement within thirty (30) days of the consummation of the transaction which results in a change of control upon any change in the majority ownership or voting control of the capital stock, business, or assets of IBS. IBS shall promptly notify Federal in writing of any such change in control of the IBS.

     SECTION 17.10. FURTHER ASSURANCES. Each Party agrees that it will take such actions, provide such documents, do such things and provide such further assurances as may reasonably be requested by the other party during the Term of this Agreement. IBS agrees to provide to Federal, from time to time, any other financial information as Federal may reasonably request to determine IBS's ability to perform its obligations under this Agreement. IBS agrees to provide Federal with two (2) copies of the Annual Report of its parent corporation, USCS International, Inc. within one hundred twenty (120) days of the end of its fiscal year. Federal agrees to provide to IBS, from time to time, any other financial information as IBS may reasonably request to determine Federal's ability to perform its obligations under this Agreement. Federal agrees to provide IBS with two (2) copies of its Annual Report within one hundred twenty (120) days of the end of its fiscal year.

     SECTION 17.11. EXHIBITS. All exhibits described in this Agreement shall be deemed to be incorporated in and made a part of this Agreement, except that if there is any inconsistency between this Agreement and the provisions of any exhibit the provisions of this Agreement shall control. Terms used in an exhibit and also used in this Agreement shall have the same meaning in the exhibit as in this Agreement.

     SECTION 17.12. MODIFICATION. Except as otherwise provided, this Agreement shall not be modified except by written agreement signed on behalf of Federal and the IBS by their respective authorized officers.

     SECTION 17.13. ENTIRE AGREEMENT. This Agreement supersedes all prior understandings, representations, negotiations, and correspondence between the Parties, constitutes the entire agreement between them with respect to the matters described, and shall not be modified or affected by any course of dealing, course of performance, or usage of trade except that certain Professional Services Agreement by and between the Parties dated as of April 25, 1997.

     SECTION 17.14. SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall in no way be affected or impaired.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     SECTION 17.15. WAIVER. The failure of either Party at any time to require performance by the other of any provision of this Agreement shall in no way affect that Party's right to enforce such provision, nor shall the waiver by either Party of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

     SECTION 17.16. SURVIVAL. The provisions of this Agreement which by their nature extend beyond the expiration or earlier termination of the Agreement will survive and remain in effect until all obligations are satisfied. Specifically, the IBS's obligations to indemnify Federal in Sections 7.01, 7.02, 9.01, 15.01, and 16.01 shall survive this Agreement and Federal's obligation to indemnify IBS in Section 7.04 shall survive this Agreement.

     SECTION 17.17. NOTICES. Notices given under this Agreement shall be in writing and shall be deemed to have been given and delivered when received, if sent by the United States Mail, certified or registered mail, with postage prepaid and addressed, via facsimile or sent by way of Federal Express service:

     IF TO FEDERAL, TO:       Federal Express Corporation
                              3875 Airways Module H-1
                              Memphis, Tennessee 38116-4611
                              Attention:  Senior Manager, Customer Account
                              Services

     WITH A COPY TO the Managing Director of ITD Category Management
                              2600 Nonconnah Boulevard
                              Suite 307
                              Memphis, Tennessee 38132


     AND IF TO IBS:           International Billing Services, Inc.
                              5220 Robert J. Mathews Parkway
                              El Dorado Hills, California 95762
                              Attention:  Senior Vice President, Customer
                              Operations
                                                Fax:  916-939-4561

                              and
                              USCS International, Inc.
                              2969 Prospect Park Drive
                              Rancho Cordova, CA 95670
                              Attention:  General Counsel
                                                 Fax:  916-636-4561

or to such other address provided to the other Party by written notification.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     SECTION 17.18. WORK AT SITE. When working at any of Federal's sites, IBS, its agents, employees, and sub-contractors will comply with all reasonable safety and security requirements of Federal. including the wearing of identification badges on the site. When working at any of IBS's sites, Federal, its agents, employees, and sub-contractors will comply with all reasonable safety and security requirements of IBS, including wearing of identification badges on the site.

     SECTION 17.19. VALIDITY OF AGREEMENT. This Agreement shall not be valid nor binding upon Federal unless it shall have been executed by an officer of Federal and approved by its Legal Department. This Agreement shall not be valid nor binding upon IBS unless it shall have been executed by an officer of IBS and approved by its Legal Department.



     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.


INTERNATIONAL BILLING SERVICES, INC.            FEDERAL EXPRESS CORPORATION


By:/DouglasThompson/                           By:/DorothyE.
                    ----------------
Berg/
     ----------------------------

Title: Senior Vice President                 Title: Vice President
            ("IBS")                                ("Federal")


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                          EXHIBIT "A"

            DESCRIPTION OF SERVICES AND STATEMENT OF WORK


     This Exhibit is comprised of a definitional section labeled Attachment "A", which is confidential, and the document known as the Statement of Work.
__________

                         ATTACHMENT A

ACCOUNT STATEMENT PRODUCTION SERVICES

These items are individually charged on Attachment B and are described in the following pages.
  [***]
DETAIL OF PRODUCTS AND SPECIFICATIONS FOR ATTACHMENT "B"

     Computer Processing is a per image charge for processing Account Statement data and includes the following:

     -    CASS Certification for automated mail discounts
     -    Postal sorting
     -    Postal calculation
     -    Manifest line generation
     -    Pre-processing
     -    Job scheduling and control
     -    Confirmation of Account Statement, image, and page counts

     IBS will optimize each inserting plan for maximum postal discount; the level of postal discount is dependent upon mailing piece physical characteristics and customer provided accuracy of ZIP and ZIP+4 information, address accuracy and density. Computer images are defined as a logical Account Statement page. In a simplex mode there will be a maximum of (1) computer image per physical sheet of paper, in duplex mode there will be a maximum of (2) computer images per physical sheet of paper, and in quadraplex mode there will be a maximum of (4) computer images per physical sheet of paper.

     The image printing fee includes printing the image, inserting the image into the Account Statement and, where appropriate, collating summary forms with detail forms, folding the Account Statement and inserting the finished Account Statement into the appropriate sending envelope. Image Printing (Simplex) is defined as (1) print image per physical sheet of paper. Image Printing (Duplex) is defined as, (2) print images per physical sheet of paper (whether or not data is printed on both sides). Image Printing


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     (Quadraplex) is defined as, (2) print images per physical sheet of paper (whether or not data is printed on both sides).

     Inserting is charged per piece inserted. Inserting does not include the printing of the piece. The charge covers the normal receiving, workstation preparation, and placement of each insert into the sending envelope. Return envelopes are considered an insert; and each Account Statement is considered an insert.

     All inserts must meet requirements in the IBS Insert Order Guide.

     Technical Support is a per Account Statement charge for 24 hour, 7 day a week customer support services consisting of:

     - Telephone Customer Support
     - Monitoring of process controls
     - Account Statement Statistical Reporting
     - Quality Control

     Quality Checkpoints are included during all phases of the process. This process is dedicated to ensuring the quality of the customer's Account Statement production run. There are many points in the process where quality exceptions can be located and dealt with immediately. The Customer Services group monitors and controls the job while it is in house and after its completion to ensure a quality customer experience.

     Per form, insert, and envelope. Receiving, warehousing, control, management and warehouse staging of forms, envelopes and inserts. Fees for Inventory Management will be charged upon use of the item.

PAPER PRODUCTS - ACCOUNT STATEMENT PRODUCTION SERVICES DETAIL

     Includes the one time creation of artwork (thereafter artwork will be separately charged), and ongoing purchasing, handling and custom printing of forms and envelopes. A form is a sheet of paper pre-printed on one or both sides. All forms will include any marks required for printing, forms verification, and production equipment alignment purposes.

                          FIRST PAGE FORM:
     Description:           [***]  Finished Size:           [***]
     Paper:                 [***]  Colors - Front:          [***]  Colors -
     Back                   [***]  Perforation:             [***]
     Description:           [***]  Finished Size:           [***]


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     Paper:                 [***]  Colors - Front:          [***]  Colors -
     Back                   [***]  Perforation:             [***]
     Description:           [***]
     Size:                  [***]  Paper:             [***]
     Window Type:           [***]  Colors - Outside:        TBD
     Inside Tint:           [***]  Tolerance:               [***]  Facing
     Mark:                  [***]
     Envelope Type:         [***]
     Size:
     Paper:
     Window Size:
     Window Location:
     Window Type:
     Colors - Outside:
     Description:           [***]
     Size:                  [***]  Paper:              [***]
     Window Size:           [***]  Window Location:         [***]
     Window Type:           [***]
     Colors - Outside:      [***]  Inside Tint:             [***]
     Tolerance:             [***]  Facing Mark:             [***]

11.
     Description:           [***]  Size:               [***]
Paper:                [***]  Window Size:         [***]  Window Location:
              [***]  Window Type:                 [***]  Colors - Outside:
              [***]  Closure:                [***]  MINIMUM CHARGES

     Any Account Statement run whose total charges for Rate Card Items (1-11) fall below the stated minimum, Customer will be charged the Account Statement Run Minimum Charge set forth in Attachment B. A Account Statement run is Account Statements received as a cycle cutoff in a single file transmission. Each Account Statement run will have its own unique identification number.

     This charge applies to all Account Statement plans within each cutoff.
     A "plan" is a group of Account Statements that have a similar processing characteristic (e.g., flat or folded) and utilize a common superset of inserts.

     The   [***]   plans are defined below:

[***]


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

SPECIAL SERVICES
Special Services are charges for items not otherwise included in this contract (see Attachment B for rates) and include, but are not limited to, the following:

     Preprocessor Development

     IBS will develop, at Customer's expense, pre-processor software necessary to pre-process customer's print images into the agreed Account Statement format and into the IBS standard format. Sixty (60) days prior to live implementation, the parties shall agree in writing (Final Statement of Work) as an addendum to this agreement on the scope of work for such pre-processor development and the prices therefore.

     Requested Enhancements

     Other programming charges will apply if customer requests changes that require custom programming over and above Statement of Work herein.

     Non-Scheduled Programming (Process Interruption)

     In the event that Customer makes a change to its data format without notifying IBS in advance and such change results in a disruption of processing or printing, then Customer will be charged a minimum of [***] programming time to cover IBS' costs of implementing a correction to enable processing or printing to continue. Should the estimated time needed to implement a correction be greater than [***] then IBS will notify Customer of such fact within [***] of the cessation of processing or printing. Customer will then have the option of authorizing IBS to effect the necessary corrections to allow processing or printing to continue, or it may elect to retransmit the data in an acceptable format. The Customer will be responsible for all processing and printing charges incurred prior to the disruption of the Account Statement run.

     Image based microfiche includes the fonts, graphics, and electronic overlays used to print your Account Statements.

     Image based microfiche copies are available.

     Creation of artwork for pre-printed forms and envelopes.

     Creation of laser printed electronic overlays.

     Creative design for forms, envelopes, and inserts.

     Custom reports are created to suit customer specific requirements. These will be charged on a per report basis, based on a mutually agreed to format and price.

PROCESSING INTERRUPTIONS


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

DIRECT ACCESS-TM-
     Direct Access-TM- provides customers the ability to view their own production-related data as it is accrued through IBS' production process. This product utilizes a real-time relational database which gives the user access to their specific data 24 hours a day, 7 days a week.

22.  HOLD
     A Hold may be called by the customer when a Account Statement run is still in the Computer Processing mode and has not left the computer room for processing on the Production Floor. There is no charge for this hold.

23. A halt is charged when the customer requests a halt to the processing of any specific Account Statement run in process. Upon such a request, IBS would issue a stop order to all stations. All work in process is then retrieved and caged. In a halt situation, a best effort will be made by IBS to minimize mail processing; however no guarantee is made that mail will not have been entered into the postal system. Following a halt, the customer can issue a Restart or an Abort. IBS will provide the customer with a list, by account number, of all mail pieces delivered into the postal system in the event that some mail was entered into the postal system before a halt was effected.

     Restart/Abort
     Restart/Abort charges are incurred when a restart or an abort is requested by the customer.

     Restart:   After a Halt is canceled by the customer, the Account
     Statement run is restarted using original data.

     Abort: An Abort signifies that the Account Statement run is unusable and that the customer will re-transmit the Account Statement print file. Customer is liable, at standard rates, for all processing charges, stock used, and any postage incurred before the Abort was effected.

INSERT HANDLING

24. Charges will apply if IBS is required to perform special handling of inserts as required by individual situations, such as hand inserting, re-sorting inserts, identifying unlabeled inserts, or deinserting inserts from Account Statements. Please reference attached Insert Order Guide.

25.  Insert Storage fees will be charged for inserts stored (or received):
                  - more than   [***]   days beyond their last use,
                  - more than   [***]   days from prior to their scheduled use.
     Insert storage fees do not apply to return envelopes. When IBS is printing the inserts, insert storage fees will not apply unless the customer has directed IBS to store inserts under the storage fee charge situations listed above.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

ACCOUNT STATEMENT SPECIAL HANDLING
Account Statement Special Handling is defined as the following services:

26. Any Account Statement that is rejected by the IBS postal processor for not having a valid U.S. address or zip code as defined by the U.S. Postal Service national zip directory will be charged the Invalid Zip Code / Foreign fee. This fee is charged on a per Account Statement basis. Packaging charges may also apply. If customer chooses to mail invalid Zip Codes as residual mail, this charge will not apply (U.S. mail only).

27. After processing and before mailing, any Account Statement manually identified by the customer by account number that needs to be located before mailing and shipped to an address other than the sending address of the Account Statement is considered a pulled Account Statement and will be charged the Pulled Account Statement Fee. This fee is a per Account Statement fee. Packaging charges may also apply.

28. A Held Account Statement is any Account Statement that is electronically flagged by the customer, during processing, that is to be located and shipped to an address other than the sending address of the Account Statement or handled manually. A fee will be charged on a per Account Statement basis. Packaging charges may also apply.

29. Any Account Statement over 11 oz will require special handling and will be charged the Over 11 oz. Account Statement Fee. Packaging charges may also apply.

30. A Packaging charge will apply to all Account Statements or predetermined groups of Account Statements that are unable to be mailed through the normal IBS manifest mail system and require packaging. Does not apply to variable depth boxes.

INTERNATIONAL BILLING SERVICES


FEDERAL EXPRESS
FINAL STATEMENT OF WORK



Customer Systems Development
Information Systems Department
Project Document    [***]  Last Changed: 07/01/97 4:09 PM
Printed: 07/29/97 1:54 PM

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

WARNING: This confidential and proprietary document is an internal working draft and is subject to change without prior notice. Complimentary copies of this document to users outside of the Information Systems department must not be reproduced in any manner without prior consent from Information Systems management. Information Systems claims no responsibility for user misrepresentations and/or incorrect interpretations resulting from use of this Statement of Work Document.

     Team Information:        Suresh Chandrappa - Developer
                              Kun Hu - Developer
                              Kathy Green - QA

                              Nancy Baracosa - Technical Writer


     Project Manager:         [***]


U.S. Computer Services, International Billing Services
El Dorado Hills, CA  95762
-C- 1997 U.S. Computer Services. All rights reserved.
Printed in the United States of America.





  [***]  TABLE OF CONTENTS.................................
1. INTRODUCTION............................................1

1.1. FEDEX PROJECT OVERVIEW................................1
1.2. DOCUMENT DESCRIPTION..................................1
   1.2.1. PURPOSE..........................................1
   1.2.2. AUDIENCE.........................................1
1.3. FEDEX REFERENCE DOCUMENTS.............................1
1.4. DEFINITION OF TERMS AND ACRONYMS......................2
   1.4.1. FEDEX TERMS AND ACRONYMS.........................2
   1.4.2. IBS TERMS AND ACRONYMS...........................2

2. NEW PHYSICAL PRODUCT DESCRIPTION........................3

2.1. FORMS.................................................3
   2.1.1. FIRST SHEET STOCK................................4
   2.1.2. FIRST-SHEET IMAGES...............................4
   2.1.3. SECOND SHEET STOCK...............................4
   2.1.4. SECOND-SHEET IMAGES..............................4
2.2. ENVELOPES.............................................4
   2.2.1. SEND / REMIT ENVELOPE............................4

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

   2.2.2. FLAT SENDING ENVELOPE(S).........................4
   2.2.3. VARIABLE DEPTH BOX...............................5
2.3. PRODUCTION LINE.......................................5
   2.3.1. PRIMARY..........................................5
   2.3.2. REMAKE...........................................5

3. INPUT DATA DESCRIPTION..................................5

3.1. DATA RECEIPT..........................................5
   3.1.1. PRIMARY DATA RECEIPT METHOD......................5
   3.1.2. SECONDARY DATA RECEIPT METHOD....................6
   3.1.3. TERTIARY DATA RECEIPT METHOD.....................6
3.2. DATA FORMAT...........................................6
   3.2.1. TYPE.............................................6
   3.2.2. ORDER............................................6
   3.2.3. SIZE.............................................6
3.3. ANCILLARY INPUT SOURCES...............................6

4. PRE-PROCESSING..........................................7

5. PROCESSING DESCRIPTION..................................7

5.1. CORP MAPPING..........................................7
5.2. STATEMENT BREAK IDENTIFICATION........................7
5.3. ACCOUNT NUMBER IDENTIFICATION.........................7
5.4. SPECIAL HANDLING STATEMENT IDENTIFICATION.............8
5.5. MULTIPLE-COPY STATEMENT IDENTIFICATION................9
5.6. END-OF-STATEMENT IDENTIFICATION.......................9
5.7. INSERT IDENTIFICATION.................................9
5.8. REMITTANCE ADDRESSES..................................9
5.9. FEDEX MESSAGES........................................9
   5.9.1.  INVOICE LEVEL MESSAGE..........................10
   5.9.2.  MARKETING MESSAGES.............................10
   5.9.3.  SERVICE MESSAGES...............................11
   5.9.4.  AIRBILL DETAIL MESSAGES........................12
5.10. FEDEX STATEMENT CATEGORY............................12
   5.10.1. REGULAR/REBILL INVOICE.........................12
   5.10.2. POWERSHIP SUPPLEMENTAL INVOICE.................13
   5.10.3. PARTIAL REPRINT INVOICE........................13
   5.10.4. REPRINT INVOICE................................14
   5.10.5. PAST DUE INVOICE...............................14
   5.10.6. FINAL DEMAND INVOICE...........................15
   5.10.7. DEMAND FOR PAYMENT INVOICE.....................15
   5.10.8. DEBIT ADVICE INVOICE...........................15

6. PRESENTATION DESCRIPTION...............................16

6.1. PAGE BREAK GUIDELINES................................16
6.2. PARAGRAPH BREAK GUIDELINES...........................16
6.3. WIDOW/ORPHAN GUIDELINES..............................16
   6.3.1. REMITTANCE PAGE.................................16
   6.3.2. AIRBILL PAGE....................................16
   6.3.3. SUMMARY PAGE....................................16

7. PROCESSING FEATURES....................................16

7.1. CASS.................................................16
7.2. AUTO PLAN SETUP......................................17

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

7.3. PLAN SELECTION.......................................17
7.4. DYNAMIC INSERTING....................................17
7.5. MICROFICHE...........................................17
7.6. IBS POSTAL PROCESSOR.................................17
7.7. FORMS VERIFICATION...................................18
7.8. AUTOMATED CONTAINER LINE.............................18

8. REPORTS................................................18

8.1. CASS ERROR REPORT....................................18
   8.1.1.  DESCRIPTION....................................18
   8.1.2.  FREQUENCY......................................18
   8.1.3.  RESPONSIBLE PARTY..............................18
   8.1.4.  ROUTING........................................19
8.2. SPECIAL HANDLING RETURN MANIFEST REPORT..............19
   8.2.1.  DESCRIPTION....................................19
   8.2.2.  FREQUENCY......................................19
   8.2.3.  RESPONSIBLE PARTY..............................19
   8.2.4.  ROUTING........................................19
8.3. DIRECT ACCESS........................................19

9. BUSINESS ISSUES........................................20

9.1. TRANSMISSION INTEGRITY ASSURANCE.....................20
9.2. START OF CLOCK.......................................20
9.3. INSERT LIMITATIONS...................................20
9.4. RELEASE TO PRINT.....................................20
9.5. TURNAROUND COMMITMENT................................20
9.6. DATA RETENTION PERIOD................................21
9.7. DATA/FORMAT CHANGE CONTROL...........................21
9.8. BILLING..............................................21

10. PROJECT ISSUES........................................21

10.1. ASSUMPTIONS AND/OR CONSTRAINTS......................21
10.2. TEST DATA REQUIRED..................................22
10.3. REMITTANCE SCAN DECK TESTING........................23
10.4. CUSTOMER ACCEPTANCE CRITERIA........................23
10.5. CUSTOMER RESPONSIBILITIES...........................23
10.6. IBS RESPONSIBILITIES................................24
10.7. PROJECT MILESTONES..................................25
10.8. CUSTOMER APPROVAL SIGNATURE PAGE....................26

APPENDICES................................................27

APPENDIX A:  FEDEX STATEMENT MOCKUPS......................27
APPENDIX B:  FEDEX STATEMENT FONT SPECIFICATIONS..........27
APPENDIX C:  FEDEX STATEMENT MOCKUPS WITH DATA MAPPING....27
APPENDIX D:  FEDEX INPUT FILES / PRINT RULES..............27
APPENDIX E:  CUTOFF SCHEDULE & VOLUME DESCRIPTION.........27
APPENDIX F:  CORP NUMBERS.................................27
APPENDIX G:  FILE NAMING CONVENTION.......................27
APPENDIX H:  CONVERSION CONTACT INFORMATION...............27
APPENDIX I:  ESCALATION CONTACT INFORMATION...............27
APPENDIX J:  FEDEX / IBS NETWORK DESIGN...................27
APPENDIX K:  ERROR CONDITIONS.............................28
APPENDIX L:  FEDEX CONTROL REPORT FILE DEFINITION &
             RECORD LAYOUT................................28
APPENDIX M:  STOCK / ENVELOPE DIAGRAMS....................28

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

APPENDIX N:  ARCHIVE PROCEDURES...........................28

  [***] This documents the agreement as to the scope of development for the IBS [***]. [***] These [***] are required to produce Federal Express [***].

THE STATEMENT-OF-WORK REPRESENTS IBS' CURRENT UNDERSTANDING OF FEDERAL EXPRESS' REQUIREMENTS. SHOULD THIS UNDERSTANDING PROVE INCORRECT AFTER COMPLETE ANALYSIS OR IF FEDERAL EXPRESS DELIVERABLES ARE NOT RECEIVED ON A TIMELY BASIS IBS CANNOT GUARANTEE DELIVERY [***] IN THE TIME FRAMES
SPECIFIED WITHIN THIS DOCUMENT. SIGNIFICANT REQUIREMENT VARIANCES MAY ALSO REQUIRE CHANGES TO THE QUOTED PRICE [***]. [***] 1.1. FEDEX PROJECT OVERVIEW

     FedEx is the world's express distribution leader. They offer shippers more cargo capacity than any other aircraft carrier, and an integrated global information and distribution network. FedEx has 122,000 employees, 557 aircraft and almost 37,000 vehicles shipping 16 million pounds of cargo daily.

THE FIRST PHASE OF THIS PROJECT IS SCHEDULED FOR COMPLETION IN [***] AND INCLUDES [***]. [***] 0.2. DOCUMENT DESCRIPTION
     0.2.1.     PURPOSE
     THE PURPOSE OF THIS DOCUMENT IS TO DOCUMENT FEDERAL EXPRESS BUSINESS REQUIREMENTS TO CREATE THE FUNCTIONALITY REQUIRED TO PRINT [***]. [***]
     0.2.2.     AUDIENCE
               The audience for this Statement of Work is FedEx / IBS Management and Technical personnel.

0.3.   FEDEX REFERENCE DOCUMENTS
     All IBS Customer Systems documentation for this project can be referenced using project number [***].

     CHRONOS Format and Distribute File Layout Definition Version 1.5.

     Other reference documents include the following Project Deliverable Acceptance Documents:

     [***]   FEDEX01 - Statement Mockup (6/11/97)
     [***]       FEDEX02 - Appendix C - Statement Mockup with Data Mapping
     [***]       FEDEX03 - Appendix E - Cutoff Schedule & Volume Description
     [***]       FEDEX04 - Appendix F - Corp Numbers
     [***]       FEDEX05 - Appendix K - Error Conditions
     [***]       FEDEX06 - Appendix M - Stock / Envelope Diagrams
     [***]   FEDEX07 - Statement Samples from IBS Factory Test

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     [***]  .  [***]
0.4.   DEFINITION OF TERMS AND ACRONYMS
     0.4.1.   FEDEX TERMS AND ACRONYMS

            TERM/ACRONYM               DEFINITION

         ORBIT              DOMESTIC US BILLING SYSTEM
                            Orbit stands for  'ONLINE
                            REVENUE BILLING AND INVOICING
                            TECHNOLOGY'.
                            Domestic US billing system that
                            rates, discounts, invoices, and
                            reports package shipments.
         AMBASSADOR         INTERNATIONAL BILLING SYSTEM
                            Ambassador stands for 'ADVANCED
                            MULTI-NATIONAL BASE AUTOMATED
                            SERVICE SYSTEMS AND DIRECT
                            ONLINE REPORTING'.
                            Ambassador provides a means to
                            gather information and rate,
                            discount, invoice, and report
                            international package shipments.


          0.4.2.    IBS TERMS AND ACRONYMS

         TERM/ACRONYM                       DEFINITION

         ADVANCED           An IBM-proprietary print/data format that controls
         FUNCTION           the features on the printed statements, such as
         PRINTING (AFP)     fonts, overlays, where printing should begin on a
                            page, and where printing should end on a page.

         AUTOMATED           [***]  software-enhanced conveyor [***].  [***].
         CONTAINER LINE     [***].  [***].  [***].
         (ACL)

         CODING             A system designed by the U.S. Postal Service that
         ACCURACY           validates the addresses and zip codes in customer
         SUPPORT SYSTEM     statements.  CASS compares the information in these
         (CASS)             statements against a current U.S. Postal Service
                            database. CASS certification is mandatory for automation mailings that use ZIP+4, and allows discounts to be taken if at least 85% of the file is matched.

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

         CORP NUMBER        A number designated by IBS for  [***].

         HOPPER The receptacles on the PHILLIPSBURG INSERTER where inserts and envelopes are loaded.

         IBS                International Billing Services

         INDICIA A postal marking used as a substitute for a postage stamp or metering on SENDING ENVELOPES.

         IP ADDRESS         Internet Protocol Address

         MANIFEST LINE      A line of information printed above the
                            subscriber's name and address that includes the statement sequence number, discount rate, tray number, file number, and other information that allows U.S. Postal Service and IBS to audit the production and mailing of each statement.

  [***] The following section describes the physical product which will be mailed by IBS for the customer as a result of this project.

0.5.   FORMS
     FEDERAL EXPRESS WILL UTILIZE [***] PAPER TO PRINT THEIR INVOICES. [***]. [***] 0.5.1. FIRST SHEET STOCK
             First sheet stock will be [***].  [***].  [***].  [***].  [***]
             See Appendix M for detailed form specifications.

     0.5.2.    FIRST-SHEET IMAGES
             FedEx will  [***] statement during Phase I implementation.

     0.5.3.    SECOND SHEET STOCK
             This is [***] as described in the paragraph above.

     0.5.4.    SECOND-SHEET IMAGES
             FedEx will [***] of the statement during Phase I implementation.

0.6.   ENVELOPES
     0.6.1.    SEND / REMIT ENVELOPE
             [***].  [***].  [***].  [***].  [***].  [***].  [***]
             See Appendix M for detailed form specifications.

     0.6.2.    FLAT SENDING ENVELOPE(S)

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

               The flat sending envelope is  [***].[***]  It will be
               used for  [***]  .  [***]   It has  [***].[***].[***]
               See Appendix M for detailed form specifications.

     0.6.3.     VARIABLE DEPTH BOX
               The Variable Depth  [***].[***].[***].[***].
               See Appendix M for detailed form specifications.

0.7.       PRODUCTION LINE
          0.7.1.    PRIMARY
          STATEMENTS WILL BE PRINTED ON  [***].[***]  THIS
          PRODUCTION LINE PRODUCES   [***].[***]  0.7.2.
          REMAKE
               IBS' remake process allows  [***].

IN THE EVENT OF DAMAGED BILLS, ALL REMAKE STATEMENTS WILL BE
PRODUCED AT   [***].[***]  0.8.     DATA RECEIPT
          FedEx is expected to send  [***]  daily files transmitted
         over a  [***]  line.   FedEx is responsible for acquiring,
         installing and managing their environment on the FedEx system. See Appendix J for the FedEx / IBS Network Design.

     0.8.1.     PRIMARY DATA RECEIPT METHOD
               FedEx data will be [***].[***] See Appendix G for the standard file naming convention. [***] FedEx and IBS have jointly defined the details regarding this convention.
               [***]   will initiate the transfer of statement data from
               their system to the IBS receiving system.

     0.8.2.     SECONDARY DATA RECEIPT METHOD
     AS A BACKUP METHOD, SHOULD THE PRIMARY METHOD FAIL DUE TO A
     NETWORK OUTAGE  [***].[***]  0.8.3. TERTIARY DATA
     RECEIPT METHOD
               In addition to the [***].

               Tapes will be [***].  The tapes must be shipped to:

               International Billing Services
               Customer Services
               5220 Robert J. Mathews Parkway
               El Dorado Hills, CA 95762-5712

0.9.       DATA FORMAT
     0.9.1.     TYPE
               The format of the file is [***].[***] See Appendix E for the input data definition.

     0.9.2.     ORDER
               Federal Express will transmit [***].

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     0.9.3.     SIZE
               The largest raw data file Federal Express currently processes [***].[***] .

0.10.      ANCILLARY INPUT SOURCES
          For Phase I implementation, FedEx [***].

  [***] There is [***] file required to produce [***]. The [***] file for [***] will be transmitted to IBS by FedEx via [***].

  The products that are produced by the FedEx [***] are:

  [***].[***].[***].[***].[***].[***].[***].[***]  0.11.    CORP MAPPING
          Each FedEx file will be mapped to [***]. See Appendix F for a list of applicable corp numbers.

0.12.      STATEMENT BREAK IDENTIFICATION
          Code [***] identifies a [***].[***].

0.13.      ACCOUNT NUMBER IDENTIFICATION

THE ACCOUNT NUMBER IS IDENTIFIED IN [***].[***].[***].[***].[***].
[***].  0.14.   SPECIAL HANDLING STATEMENT IDENTIFICATION
          Fed Ex has identified the following special handling requirements for Phase I implementation:

                -   [***] print and run [***]
                -   insert into   [***]
                -   [***] remit envelope
                -   apply postage and send via USPS

                -        b) [***] print [***] separate invoices by [***]
                -   [***] remit envelope
                -   insert [***]
                -   place [***]
                -   apply [***]
                -   enter [***] provide FedEx with [***].[***].

          c)    Internal FedEx Requests

                - each internal request will have [***] compile all [***] Generate [***] and ship to:
                    Jerry Washington
                    Manager - Microscan Operations


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                    3965 Airways Boulevard
                    Memphis, TN 38194-4611

0.15.      MULTIPLE-COPY STATEMENT IDENTIFICATION
          FedEx will send an identifier [***].[***].

0.16.      END-OF-STATEMENT IDENTIFICATION

AN [***] WILL BE PRINTED [***].[***].[***] 0.17.  INSERT IDENTIFICATION
  [***] CALLED AN INSERT IDENTIFIER [***].[***].[***].[***].[***].[***]

0.18.      REMITTANCE ADDRESSES
          IBS will maintain a [***] with each invoice. [***] IBS will receive [***] at the beginning [***].[***] To search [***] field will be concatenated with the [***] to create [***].[***].

0.19.      FEDEX MESSAGES
          Federal Express will be responsible for maintaining [***] . [***] IBS will maintain a [***].[***] IBS will receive [***].[***] The [***] are as follows [***].[***] These
          [***] will be [***].[***]
     As these  [***]  are being processed [***].[***].[***]
          Federal Express and IBS will share responsibility for [***], with FedEx controlling the [***] and IBS controlling [***].

     0.19.1.    INVOICE LEVEL MESSAGE
               The [***] will be concatenated with the [***] code from the [***] to create the [***]. If a match is not found [***].[***]
               There can be [***] per invoice.

[***].[***].[***].[***] .[***].[***]
     0.19.2.    [***] MESSAGES
               The [***] will be concatenated with the [***] to create [***].[***].[***] There can be [***].[***]

                     [***] Although there can be [***], only those that
                    fit into [***] will be printed. Any messages that fall outside [***] will not be printed on the invoice.

                     [***].[***].

                    Embedded blank lines will [***].[***].[***].

     0.19.3.    [***] MESSAGES


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

               The [***] will be concatenated with the language code from the [***] to create the key to the appropriate message to be printed on the invoice. If a match is not found [***].[***] There can be [***].

                     [***]  Although there can be [***], only those that
                    fit into [***] will be printed. Any messages that fall outside [***] will not be printed on the invoice.

                     [***].[***]
                    Embedded blank lines will [***].[***].[***].[***].

     0.19.4.    [***] MESSAGES
               The [***] will be concatenated with the language code from [***] to create the key to the appropriate message to be printed on the invoice. If a match is not found [***].[***]
              There can be [***].

                     [***] Each Airbill Detail Message will be [***].
                    [***].[***]

0.20.      FEDEX STATEMENT CATEGORY
          Federal Express Remittance Records will contain a field called [***] which is used to determined [***] being processed. Depending on the [***] invoice descriptions are printed in the [***] of the [***] and [***] are printed in [***] after the [***]. Also, some
          [***] require special messages in [***].

          All [***] except [***] will have the following message printed at the top of the [***]:"[***].[***]".

     0.20.1.    REGULAR/REBILL INVOICE
               For a Regular Invoice, the [***] and for a Rebill
               Invoice that field contains [***].

                     [***] For regular and rebill invoices, nothing is printed
                    in [***].

                    For rebill invoices, the special message printed in bold in [***] will be "[***]". Also, in the [***], print "[***]"
                    in bold.

                    There are no [***], however, on the [***] print "[***]" in bold.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     0.20.2.    POWERSHIP SUPPLEMENTAL INVOICE
               PowerShip Supplementals are invoices that contain [***]. The [***]".

                     [***] For [***] the description area at the top of
                    the invoice will contain the words "[***]" in bold. The following special message is passed to IBS in the datastream: [***].[***].[***].[***]."
                    Also, on the Remittance Stub, IBS will print "[***]" in bold. The [***] on a [***].

     0.20.3.    PARTIAL REPRINT INVOICE
               [***] are sent [***]. It [***] the [***]
               that [***].[***].

                     [***] Print the words "[***]" in [***] on the
                    [***]. The following [***] is passed to IBS in the datastream: [***]. In the [***], print "[***]" in bold.

                    Also, if the [***], a [***] will be [***] to [***].

     0.20.4.    REPRINT INVOICE
               This is a reprint of an invoice. [***].

                     [***] Print the word "[***]" in [***]. For
                    reprint invoices, [***]:"[***].[***].

                    In the Remittance Stub, print "[***]" in [***].

                    Also, if the [***], a [***] will be [***] to [***].

     0.20.5.    PAST DUE INVOICE
               This invoice type is sent to the payor when no payment has been received for the original invoice. [***].

                     [***] Print "[***]" in [***] at the [***]. The
                    [***] for this type of invoice is "[***].[***]. [***].[***].". Also, in [***] print "[***]"
                    in [***] in the [***].

     0.20.6.    [***] INVOICE
               This invoice type is sent [***].


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                     [***] Print "[***]" in [***] at [***]. The
                     [***] for this type of invoice is "[***].[***]. [***].[***].". Also, in [***] print "[***]"
                     in [***] in the [***].

     0.20.7.    [***] INVOICE
               This invoice type is sent [***].

                     [***] Print "[***]" in [***] at the [***].
                    The [***] for this type of invoice is "[***].[***]. [***].[***].[***]. Also, in [***] print "[***]" in
                    [***] in the [***].

     0.20.8.    [***] INVOICE
               This invoice type is sent [***].

                     [***] Print "[***]" in [***] at the [***].
                    There are no [***] for debit advice invoices, but print "[***]" in [***] on the [***]. Also, print "[***]"
                    in [***] in the [***]. The [***] will be "[***]" in
                    [***], and the [***] at the [***] of the [***] will
                    be [***].

[***] 0.21.   PAGE BREAK GUIDELINES
          [***] will be responsible for inserting page breaks within an invoice. All invoices will follow the [***].

0.22.      PARAGRAPH BREAK GUIDELINES
          This section is [***].

0.23.      WIDOW/ORPHAN GUIDELINES
          For messages other than the [***], the widow/orphan rules are included in the [***] section of this document.

     0.23.1.    REMITTANCE PAGE
               If all [***] ([***] of [***]) will [***] in the [***].

     0.23.2.    AIRBILL PAGE
               If the [***] will [***] on the [***] the [***]
               to a [***]. Also, if [***], or [***] (print "[***]"
               and [***]).

     0.23.3.    SUMMARY PAGE
               If the [***].  If a [***].  Also, if [***].

[***] 0.24.   CASS


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

          The CASS feature performs address verification and correction. It also generates an Error Report, by account number, detailing all recommended address changes.

          FedEx statements will  [***]  .

FEDEX WILL RECEIVE [***] 0.25.   AUTO PLAN SETUP
          The Auto Plan Setup [***]. This [***].[***].

0.26.      PLAN SELECTION
          The Plan Selection [***].[***].

0.27.      DYNAMIC INSERTING
          The Dynamic Inserting feature [***].

          [***].[***] Dynamic Inserting [***].

0.28.      MICROFICHE
          Microfiche can be [***], or from [***].[***] FedEx [***].

0.29.      IBS POSTAL PROCESSOR
          The IBS Postal Processor feature will [***].[***].

          [***] the IBS Postal Processor feature.

0.30.      FORMS VERIFICATION
          The Forms Verification feature [***].[***].

          [***] the Forms Verification feature.

0.31.      AUTOMATED CONTAINER LINE
          The Automated Container Line (ACL) feature [***] of
          [***] the [***] to the [***].

          [***] the Automated Container Line feature.

      [***] FEDEX WILL UTILIZE THE DIRECT ACCESS FEATURE TO
     OBTAIN ON-LINE REPORTING INFORMATION. THE CASS [***],
     AND THE [***] WILL BE [***].

[***] 0.32.   CASS ERROR REPORT
     0.32.1.    DESCRIPTION
     The Error Report [***]. The [***] is [***] onto the [***].

     0.32.2.    FREQUENCY


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     The Error Report is [***], however, [***].  The
     Error Report is [***]. For example, a [***] would
     [***].

     0.32.3.    RESPONSIBLE PARTY
      [***] generates the Error Report. [***].[***].[***].
     CASS Error Reports [***] include associated materials to assist in the interpretation and use of the Error Report.

     0.32.4.    ROUTING
      This report is [***].

0.33.      SPECIAL HANDLING RETURN MANIFEST REPORT
     0.33.1.    DESCRIPTION
     This report [***] that were [***] and [***], and the [***] with [***].

     0.33.2.    FREQUENCY
     This report is [***].

     0.33.3.    RESPONSIBLE PARTY
     [***] generates a [***] of this report.

     0.33.4.    ROUTING

THIS REPORT IS [***].[***] 0.34.    DIRECT ACCESS
     As your statement solutions partner, International Billing Services (IBS) is committed to making critical job status and statement detail data available to FedEx on-line, 24 hours a day, 7 days a week with its newest product, Direct Access. Direct Access allows FedEx immediate access to data on their statement processing jobs by linking them to IBS' secured relational database. It provides FedEx with real-time data-viewing and reporting capabilities, enabling strategic decision-making and faster response to business
     needs,    Here is just a sampling of the many reports
     available via Direct Access to FedEx:

     -    Corp Container
     -    Job Status
     -    Mailed Statement Distribution
     -    Insert Summary
     -    Production Statistics
     -    Sheet Distribution
     -    Postage Expense

  [***] 0.35.   TRANSMISSION INTEGRITY ASSURANCE


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

 [***] WILL [***] PRODUCT AS THE DATA TRANSFER PROGRAM.  IT IS EXPECTED
THAT [***] WILL EXTEND FROM [***].[***] 0.36.    START OF CLOCK
     The clock starts when   [***]  .  Clock stoppages caused by [***].

0.37.      INSERT LIMITATIONS
          maximum of [***] inserts can be identified for a [***];
          A [***] can be inserted into a single piece of mail, including the [***]. The minimum insert size is [***] and the maximum insert size is [***]. The remit envelope is [***].

          A maximum of [***] stock can be identified per [***].

          A maximum of [***] can be identified per [***].

          IBS requires that the [***] be printed on [***]. This [***] is usually placed in [***] in small print. If the insert is folded, the [***] must be placed [***]. As many inserts are virtually identical, subtle differences are easily mistaken. [***].

0.38.      RELEASE TO PRINT
          [***].

0.39.      TURNAROUND COMMITMENT
          The turnaround commitment for FedEx is [***].

0.40.      DATA RETENTION PERIOD

PRINT IMAGE (PI) DATA WILL BE RETAINED [***].[***] 0.41.    DATA/FORMAT
CHANGE CONTROL
      FedEx will notify IBS Account Manager, in writing, at least
      [***] days prior to any change in its data, stock, envelopes, or statement format. Refer to contract schedule
      (Section 1.10 {E}).

     0.42.      BILLING
               Billing charges to FedEx are defined in the contract document between IBS and FedEx.

[***]  0.43.    ASSUMPTIONS AND/OR CONSTRAINTS
          - This document addresses only those requirements for a [***].[***] [***].

          - Requirements currently identified for future phases include [***]. IBS has not addressed these requirements in the statement of work or the cost proposal.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

IBS ASSUMES THAT THE [***] STATEMENTS WILL BE PLACED INTO [***].[***]. [***] FEDEX DOES NOT REQUIRE IBS TO PROVIDE AN [***].[***] FEDEX DOES
NOT REQUIRE ANY [***].[***]  0.44.    TEST DATA REQUIRED
          IBS will work with Federal Express to ensure that a representative sample of data is used for testing.

          IBS is responsible for all [***].[***] as defined in the testing milestones. FedEx also requires the following items for product testing.

          Accurate, complete invoices to be generated for the following settlement types:
          [***]
          Examples of the following format attributes and features:
          PRINT IMAGE TYPE:
[***]
          DETAIL TYPES:
[***]
          SORTS:
[***]
          MESSAGES:
           [***] A test failure occurs if the printed invoices do not adhere to business requirements as specified in the Final Statement of Work. These include print rules (Appendix D of the Statement of Work) and the layout format as defined by the statement mock-ups (Appendix A of the Statement of Work). A test can also fail if it does not meet expected print quality standards, as specified in Section 4.01, Quality Standards in the Statement Production Services Agreement.

0.45.      REMITTANCE SCAN DECK TESTING
          IBS will provide Federal Express with [***] scan deck
          [***] for lock box testing purposes. The milestone for this deliverable is [***]. The scan deck will be sent to:

               Chuck Haire
               Federal Express
               US Revenue Operations
               2650 Thousand Oaks Blvd.
               Suite 4150
               Memphis, TN 38118
              (901) 360-7005

0.46.      CUSTOMER ACCEPTANCE CRITERIA
          - Approval and signature on all Project Deliverable Acceptance Documents.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

          - Approval and signature on all artwork for statement and envelope design. NOTE: There is a patent on the FedEx envelope.
          - Approval and signature of statements produced in the IBS end-to-end factory production test.

0.47.      CUSTOMER RESPONSIBILITIES
          -    Customer is responsible for providing [***].

          - Customer is responsible for providing [***] to IBS for [***] prior to implementation. Data from [***] is requested if there are any [***] which contain [***] or which have [***] as identified during the analysis phase.

          - Customer is responsible for providing approval for the Final Statement of Work and feedback on the first statement samples in the proposed scheduled outline.

          - Customer is responsible for approving final samples of all output products prior to the first IBS production run.

          - Customer is responsible for appointing a single point of contact for IBS during the implementation project. This person is responsible for bringing the appropriate customer resources into the project as needed in order to get accurate answers to specific questions in a rapid manner. This person should be generally knowledgeable about the customer's current billing processes and procedures.

0.48.      IBS RESPONSIBILITIES
          - IBS is responsible for developing [***] as described and for the production of statements as described in this Statement of Work.

          - IBS is responsible for appointing a single point of contact for the project. This person is responsible for coordinating the implementation of the Customer across all IBS departments.

          -    IBS will provide [***] for testing

          -    IBS will assist in [***] setup

          -    IBS will design and order [***]

          - IBS will transmit a [***] Report to FedEx after each corp has mailed.


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

0.49.      PROJECT MILESTONES

                    [***]                              [***]       [***]

-    Negotiate Professional Services Contract            [***]      [***]
-    Final approval on all invoice mockups               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]      [***]
-    [***]                                               [***]



0.50.      CUSTOMER APPROVAL SIGNATURE PAGE
               Your signature below signifies that you have read, understood, and approve this Statement of Work, with the following noted changes for the Federal Express project. Changes must be counter-approved by IBS prior to acceptance and implementation.



                Dorothy E. Berry
               FedEx -- Printed Name

                /Dorothy E. Berry/
               Signature

                 7/16/97                                  [***]  Date


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

This Statement of Work is approved with the following changes:



The initialed changes noted above have been discussed and accepted into the scope of this project, and will be incorporated into the final version of this document.

 Douglas Thompson
IBS -- Printed Name

 /Douglas Thompson/                   [***]  Signature

 7/2/97                               [***]  Date

APPENDICES
APPENDIX A:         FEDEX STATEMENT MOCKUPS
APPENDIX B:         FEDEX STATEMENT FONT SPECIFICATIONS
APPENDIX C:         FEDEX STATEMENT MOCKUPS WITH DATA MAPPING
APPENDIX D:         FEDEX INPUT FILES / PRINT RULES
APPENDIX E:         CUTOFF SCHEDULE & VOLUME DESCRIPTION
APPENDIX F:         CORP NUMBERS
Appendix G:         File Naming Convention
APPENDIX H:         CONVERSION CONTACT INFORMATION
APPENDIX I:         ESCALATION CONTACT INFORMATION
APPENDIX J:         FEDEX / IBS NETWORK DESIGN
APPENDIX K:         ERROR CONDITIONS
APPENDIX L:         FEDEX CONTROL REPORT FILE DEFINITION & RECORD LAYOUT
APPENDIX M:         STOCK / ENVELOPE DIAGRAMS
APPENDIX N:         ARCHIVE PROCEDURES


APPENDIX A:         FEDEX STATEMENT MOCKUPS
                    [***]

APPENDIX B:         FEDEX STATEMENT FONT SPECIFICATIONS
                    [***]

APPENDIX C:         FEDEX STATEMENT MOCKUPS WITH DATA MAPPING
                    [***]

APPENDIX D:         FEDEX INPUT FILES / PRINT RULES
                    [***]


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

APPENDIX E:         CUTOFF SCHEDULE & VOLUME DESCRIPTION
                    [***]

APPENDIX F:         CORP NUMBERS
                    [***]

Appendix G:         File Naming Convention
                    [***]

APPENDIX H:         CONVERSION CONTACT INFORMATION
                    [***]

APPENDIX I:         ESCALATION CONTACT INFORMATION
                    [***]

APPENDIX J:         FEDEX / IBS NETWORK DESIGN
                    [***]

APPENDIX K:         ERROR CONDITIONS
                    [***]

APPENDIX L:         FEDEX CONTROL REPORT FILE DEFINITION & RECORD LAYOUT
                    [***]

APPENDIX M:         STOCK / ENVELOPE DIAGRAMS
                    [***]

APPENDIX N:         ARCHIVE PROCEDURES
                    [***]

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                           EXHIBIT "B"

                        CONVERSION COSTS

I.  Agreed Medium for Transmission-  [***]

II.  Agreed Format-As set forth in Exhibit "A"

III.  Agreed Conversion Schedule-See Attachment B-1

IV.  Cost of Initial Conversion-See Exhibit "C"

V. Cost for Additional Conversion Services-See Exhibit "C"


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                          EXHIBIT "C"

                            PRICES


INTERNATIONAL BILLING SERVICES (IBS)
ATTACHMENT B
FOR
FEDERAL EXPRESS
APPLICATION OF UNIT PRICING



PRODUCTS & SERVICES

IBS will:        -         [***]

      ACCOUNT STATEMENTS INCLUDE:
  [***]
        [***]   STATEMENTS
      -  Provide  [***]
      -  Provide   [***]
      -  Provide   [***]
      -  Provide   [***]


VOLUME ASSUMPTIONS
            CUTOFFS   STATEMENTS    SHEETS    PRINT IMAGES    COMPUTER IMAGES
Account
Statements  [***]       [***]        [***]        [***]           [***]


OTHER CHARGES

OTHER CHARGES
                                     CHARGE UNIT         MINIMUM       EVENT
12. Account Statement Run Minimum    [***]  13. Plan Setup                [***]
                                     [***]
The price for custom software development and design services for Account Statement Production as contained within
CUSTOM SOFTWARE DEVELOPMENT AND DESIGN SERVICES [***]
         Pre-processor Software Development                $ [***]
         Statement Design Services                                      $ [***]
         TOTAL                                                          $ [***]

SPECIAL SERVICES
SPECIAL SERVICES
UNIT      CHARGE PER UNIT   PER EVENT MINIMUM        EVENT
14. [***]  15. [***]  16 [***]  17. [***]  18. [***]  19. [***]  20. [***]
21. [***]
PROCESSING INTERRUPTIONS
22. Hold                             [***]  23. Halt /Restart / Abort     [***]
INSERT HANDLING
24. [***]  25. [***]
ACCOUNT STATEMENT SPECIAL HANDLING
26.  [***]  27.  [***]  28. [***]  29.  [***]  30. [***]

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

*Note: Pulled Account Statement fee will be a maximum of [***] per [***]. If more than [***] required to be pulled from [***] charge will apply.

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

5 YEAR PRICING
ACCOUNT STATEMENTS
  [***]   Statements
  [***]  Printers
  [***]
  [***]   Cutoffs per Month

    STATEMENT   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
VOLUMES FROM:
    STATEMENT   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  VOLUMES TO:

[***]  [***]   UNIT    UNIT   UNIT    UNIT   UNIT    UNIT   UNIT    UNIT   UNIT
               PRICE   PRICE  PRICE   PRICE  PRICE   PRICE  PRICE   PRICE  PRICE
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]

[***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]
[***]  [***]  [***]    [***]  [***]   [***]  [***]   [***]  [***]   [***]  [***]

Note: After the ramp-up scheduled for completion [***], the Unit Prices will be based on the actual statement volume processed for the month.

     Durring the ramp-up period scheduled for completion [***] the Unit Prices will be based on [***] statement volumes.


*** Portions of this exhibit have been relacted pursuant to a Confidential Treatment Request.

[***]   PRICING
STATEMENT MARKETING SERVICES VOLUME DISCOUNTS
MARKETING INSERTS)
                          DISCOUNT  %
      SALES VOLUME        PERCENTAGE            CREDIT
        [***]

     Statement Marketing Services specializes in helping IBS customers to market and communicate with their customers.

     Our expertise is built on developing and implementing high-impact marketing campaigns that have allowed our customers to maximize the value of their mailings, increase response rates and put additional revenue in their pockets. To achieve this goal we would like to provide you with an annual volume discount program, to be paid in the form of a credit at the end of your fiscal year.

[***]   PRICING
ACCOUNT STATEMENT ARCHIVE IMAGE PROCESSING
AFP IMAGE FILE

ESTIMATED   [***]  VOLUMES                UNIT                 UNIT PRICE
[***]      Computer Image       [***]


ITEMS                                       PRICE
Mailing, Pickup and Delivery                [***]


Account Statement Archive Image Processing will include [***] [***]. The archive file will be [***] have been mailed.


*** Portions of this exhibit have been relacted pursuant to a Confidential Treatment Request.

                       EXHIBIT "D"

                 IMPLEMENTATION SCHEDULE

I.  FLOW CHART FOR IMPLEMENTATION-See Attachment D-1

II. ORIENTATION AND TRAINING OF FEDERAL'S PERSONNEL

     A. Training on the Direct Access System shall be completed by no later than [***]

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                            EXHIBIT "E"

      SYSTEMS TESTING, RE-TESTING, IF APPLICABLE, AND ACCEPTANCE

I. A. Network Connectivity Testing-Success must be achieved with regard to this test no later than [***]

     B. Products Test-Success must be achieved with regard to this test no later than [***]

     C. Controls File-Success must be achieved with regard to this test no later than [***]

     D.. Initial CD-ROM Archive Test-Success must be achieved with regard to this test no later than [***]

     E. Daily Volume Test Transmissions-Success must be achieved with regard to this test no later than [***].

     F. Lockbox Test-Success must be achieved with regard to this test no later than [***].

If IBS fails any of the above testing and cannot demonstrate success in the area being tested, Federal, at its sole discretion, has the right allow IBS to re-test beyond the dates set forth above or to terminate this Agreement without notice to IBS or any penalty or liability hereunder.

II.  IBS End-to-End Factory Test

     A.  First End-to-End Factory Test shall be performed on or before [***]
     1. If the End-to-End Factory Test is successful, Federal shall sign an Acceptance Form in substantially the form attached hereto as Attachment E-1.

     2. If the End-to-End Factory Test is unsuccessful, IBS has [***] days to remedy.

     B.  Second End-to-End Factory Test.

     1. If the End-to-End Factory Test is successful, Federal shall sign an Acceptance Form in substantially the form attached hereto as Attachment E-1.

     2.  If the End-to-End Factory Test is unsuccessful, IBS has   [***]
days to remedy.

     C.  Third End-to-End Factory Test.

     1. If the End-to-End Factory Test is successful, Federal shall sign an Acceptance Form in substantially the form attached hereto as Attachment E-1.

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     2. If the End-to-End Factory Test is unsuccessful, Federal, at its sole discretion, has the right to terminate this Agreement without notice to IBS or any penalty or liability hereunder.

     In those instances in which live statement runs occur and result in a statement's being mailed by IBS for Federal and such occurs prior to the Execution Date, as that term is defined below, the Parties agree to be bound by the provisions related to the payment terms of this Agreement as if they had been in effect on the date of the live statement run.

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                             ATTACHMENT E-1

                FORM OF ACCEPTANCE DURING TESTING PROCESS
 [***]  International Billing Services
Project Deliverable Acceptance Document

Customer Name:  Federal Express                 Document No.:  FEDEXnn
Deliverable:  FedEx Deliverable Name            Issue Date:  mm/dd/yy
Project Name:  FedEx Phase I Implem,entation    I.S. Project Manager: Terri
                                                 Fisher
Project No:  [***]

Acceptance Deliverable(s):

Description:  'Place deliverable description here'.

Acceptance:

The intent of this document is to obtain verification that the referenced deliverable(s) are acceptable and meet the requirements of Federal Express. Sign off indicates that the deliverable has been accepted. If accepted, any future requirement changes which impact this deliverable can cause schedule delays and/or cost impacts.

Deliverable is accepted:     With Modifications:     Without Modifications:

Describe modifications below or on attached sheets:



Acceptor Name:
Acceptor Signature:
Acceptor Title:
Date Accepted:


Agreement on Modifications:

IBS and FedEx agree to the following modifications as being within the scope of the project:

FedEx Signature:                   IBS Signature:
Date:                              Date:

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                              EXHIBIT "F"

                             CHANGE ORDER


Statement Production Services Agreement No.   [***]   Change Order Date:

To Consultant:    INTERNATIONAL BILLING SERVICES, INC.
     Address:
     City/State:

     As provided in your Statement Production Services Agreement with Federal Express Corporation dated as of June 25, 1997, the following changes in the Work are made:










   This Change Order when signed by the Parties will have the following effect on Prices:








   This Change Order in no other way alters the terms and conditions of the Agreement which are ratified and confirmed other than as amended by this Change Order.

INTERNATIONAL BILLING SERVICES, INC.    FEDERAL EXPRESS CORPORATION


By:                                     By:

Title:                                  Title:

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                          EXHIBIT "G"

                       FORM OF INVOICE

                            [***]






*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                          EXHIBIT "H"
                   NON-DISCLOSURE AGREEMENT


                                                            Contract No.  [***]


                 MUTUAL NON-DISCLOSURE AGREEMENT


This MUTUAL NON-DISCLOSURE AGREEMENT (the "Agreement") made this ____ day of ____ , 199__ (the "Effective Date") between FEDERAL EXPRESS CORPORATION ("Federal") and INTERNATIONAL BILLING SERVICES, INC ("IBS").

RECITALS

    1. Federal and IBS have each developed certain confidential and proprietary information ("Federal's Confidential Information" or "IBS's Confidential Information") including, but not limited to, financial statements, financing documents, trade secrets, new products, copyrights, computer software, documentation, specifications, systems, hardware, concepts, designs, configurations, schedules, costs, performance features, techniques, copyrighted matter, patentable and patented inventions, plans, methods, drawings, data, tables, calculations, documents or other paperwork, computer program narratives, flow charts, source and object codes, business and marketing plans, dealings, arrangements, objectives, locations and customer information.

    2. In order to discuss the pursuit of a business relationship, Federal and IBS recognize the need for disclosure of Federal's Confidential Information to IBS, and of IBS's Confidential Information to Federal.

    3. Federal is willing to disclose its Confidential Information to IBS and IBS is willing to disclose its Confidential Information to Federal pursuant to the terms and subject to the conditions of this Agreement.

FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement,

Federal and IBS (individually a "Party" and collectively the "Parties") agree as follows:

    Section 1. Confidentiality of Information. (a) Each party acknowledges that all Confidential Information which has or will come into its possession or knowledge after the Effective Date in connection with business discussions, conferences or other activities in pursuit of a business relationship between Federal and IBS:

     (i) is proprietary to the disclosing party, having been designed, developed or accumulated by the disclosing party at a great expense and over lengthy periods of time and

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

    (ii) is secret, confidential and unique, and constitutes the exclusive property of the disclosing party. Each party acknowledges that any disclosure of the other's Confidential Information other than for the benefit of the other party will be wrongful and will cause irreparable injury to the other party and, therefore, each party agrees to hold the other's Confidential information in strictest confidence and not to make use of it other than for the benefit of the other party.

   (b) Information shall be deemed "Confidential Information" and shall be subject to the terms of this Agreement if:

    (i) the party to which such information is being disclosed is notified that the information is confidential or proprietary prior to its disclosure; or

    (ii) information in a tangible form is labeled as confidential or proprietary prior to its disclosure; or

    (iii) the party to which such information is being disclosed knows that such information is confidential or proprietary or would be reasonably expected to understand the confidential or proprietary nature of such information.

   Section 2. Non-Disclosure to Third Parties. Neither party shall communicate the other's Confidential Information in any form to any third party without the other party's prior written consent and each party shall use its best efforts to prevent inadvertent disclosure of the other's Confidential Information to any third party. Any Confidential Information disclosed to a third party pursuant to this Section shall be provided pursuant to a non-disclosure agreement between the party providing the information and the third party, which non-disclosure agreement shall substantially conform to this Agreement. In addition, the parties agree that they will conform to the provisions of applicable securities laws in connection with their use of the Confidential Information.

   Section 3. Authorized Disclosure. The parties acknowledge that in order to enable them to discuss pursuit of a business relationship each may be required to disseminate the other party's Confidential Information to various of its employees. Each party undertakes to cause any of its employees to whom such Confidential Information is transmitted to be bound to the same obligation of secrecy and confidentiality to which the parties are bound under this Agreement.

   Section 4. Survival of Terms. The obligations of this Agreement shall terminate with respect to any particular portion of a party's Confidential
Information:

    (i) if either party can show that the Confidential Information received from the other is or has become generally available to the public through no violation of the terms of this Agreement;

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

     (ii) if either party can show that such Confidential Information is in a written record in such party's files prior to receipt from the other party;

     (iii) if either party at any time lawfully obtains such Confidential
Information in writing from a             third party under circumstances
permitting its disclosure;

     (iv) if such Confidential Information is disclosed with the prior written consent of the party to whom such Confidential Information belongs, provided that any disclosure complies in all respects with the terms of such written consent; or

     (v) if such Confidential Information is disclosed pursuant to the lawful requirement of a governmental agency or required by operation of law; provided that the party to whom such Confidential Information belongs shall be given written notice prior to such disclosure and such disclosure shall be permitted only to the extent required by law.

Otherwise, the obligations of this Agreement with respect to either party's Confidential Information shall terminate on the later of (i) three (3) years after the Expiration Date (or earlier termination date) of this Agreement as set forth in Section 5 hereof, or (ii) in the event there are any contracts or agreements between the parties which are entered into in connection with information disclosed under this Agreement, three (3) years after the date of termination or expiration of all such contracts and agreements between the parties.

     Section 5. Extent of Agreement. (a) This Agreement shall govern all communications between Federal and IBS that are made from the Effective Date of this Agreement through and including the date which shall be three (3) years from the Effective Date of this Agreement (the "Expiration Date"). Notwithstanding the Expiration Date, the parties agree that in the event of any breach of this Agreement by a party, the injured party shall have the right to immediately terminate this Agreement.

     (b) This Agreement is not an agreement by either party to enter into any business relationship with the other or to procure any product or service from the other. Any agreement for such business relationship, purchase or other procurement shall be at the discretion of the parties and shall be evidenced by separate written agreements executed by the parties.

     Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Tennessee.

written.

     Section 7. Injunctive Relief. In addition to and not in lieu of the right to terminate as provided in Section 5, the parties agree that in the event of any violation or threatened

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

violation of this Agreement the injured party shall be authorized and entitled to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief as well as an equitable accounting of all profits or benefits arising from such violation, which rights and remedies shall be cumulative and in addition to any other rights or remedies at law or in equity to which the injured party may be entitled.

     Section 8. Valid Agreement. Both parties acknowledge that this Agreement is valid and legally binding and has been executed by an authorized representative, and each party confirms and ratifies the terms and conditions herein.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

INTERNATIONAL BILLING SERVICES, INC.
By: /R. Karl Turner/
Title: Sr. Vice President
("IBS")
APPROVED LEGAL DEPT. TK 10/21/96


FEDERAL EXPRESS CORPORATION
By: /Sandra W. Cohn/
Title: Managing Director
("Federal")
APPROVED AS TO LEGAL FORM CSS 10/11/96

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

                            EXHIBIT "I"

                          PRESS RELEASE

LMEM1 49148.1 07/02/97  5:13 PM

DRAFT 6-30-97 HOLD FOR RELEASE


For More Information Contact:

Linda Cutler
VP, Investor Relations
USCS International, Inc.
Phone:  916.636.5861
Email:  lcutler@uscs.com

Morgen-Walke Associates, Inc.
Suzanne Craig, Jim Byers, Doug Sherk
Phone:  415.296.7383


            FEDERAL EXPRESS CHOOSES USCS INTERNATIONAL SUBSIDIARY,
                         INTERNATIONAL BILLING SERVICES
                      FOR STATEMENT PROCESSING ASSISTANCE

EL DORADO HILLS, Calif., July XX, 1997 - USCS International today announced that its subsidiary, International Billing Services (IBS), a leading provider of complete statement processing solutions, today announced it has signed a 5-year contract with Federal Express Corporation. Under the terms of the contract, IBS will process and produce billing statements sent monthly to customers of the world's leading express delivery service.

Federal Express has also relied on IBS to redesign its statements, making them easier to understand, more informative and consistent with the company's corporate identity. This is the first time Federal Express has changed its statement design since the company's formation in 1971.

"This agreement is an important step in our strategy to expand our solutions to world-class companies outside of the communications marketplace," said IBS President Randy Lintecum. "We look forward to working with Federal Express to help provide exemplary billing services to their customers."

International Billing Services is the leading provider of complete statement processing solutions for the communications marketplace, with a significant presence in other industries. IBS is a USCS International (NASDAQ:USCS) company. USCS International offers

*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.

customer management software and statement processing solutions to the global communications marketplace. In the United States, the company currently serves 58 percent of all cable television subscribers, 39 percent of all cellular telephone subscribers and 11 percent of all landline telephone subscribers. USCS International's clients include providers of cable television, wireless and landline telephony, direct broadcast satellite and multiple communications services in the United States and 20 other countries. More information on IBS' products and services can be found at http://www.billing.com. ###


*** Portions of this exhibit have been redacted pursuant to a Confidential Treatment Request.